UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21982
                                                     ---------

                Claymore/Guggenheim Strategic Opportunities Fund
         -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
         -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
         -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           --------------

                         Date of fiscal year end: May 31
                                                  ------

                     Date of reporting period: May 31, 2008
                                               ------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual
Report
May 31, 2008

                                                             Claymore/Guggenheim
                                                    Strategic Opportunities Fund

                                                                             GOF

Graphic:Staircase

CLAYMORE(R) logo

GUGGENHEIM(R) logo
                                                            www.claymore.com/gof
                                                  ... your window to the LATEST,
                                           most up-to-date information about the
                                Claymore/Guggenheim Strategic Opportunities Fund

                                                              Graphic: Staircase

The shareholder report you are reading right now is just the beginning of the story. Online at , you will find:

o Daily, weekly and monthly data on share prices, net asset values, distributions, dividends and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Guggenheim Partners Asset Management, Inc. and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.



2 | Annual Report | May 31, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund

DEAR SHAREHOLDER|

We thank you for your investment in the Claymore/Guggenheim Strategic Opportunities Fund (the "Fund"). This report covers the Fund's performance for the abbreviated annual period which extended from the Fund's inception date of July 27, 2007, through May 31, 2008.

The Fund's investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund's sub-adviser is Guggenheim Partners Asset Management, Inc. ("GPAM" or "the Sub-Adviser"), a wholly owned subsidiary of Guggenheim Partners, LLC ("Guggenheim" or "Guggenheim Partners"). GPAM seeks to achieve that objective by combining a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms.

Guggenheim is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses. As of May 31, 2008, Guggenheim managed or supervised more than $100 billion in assets.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the period from the Fund's inception date of July 27, 2007, through May 31, 2008, the Fund provided a total return based on market price of -9.41% and a return of -1.40% based on NAV. The last closing price of the Fund's shares as of May 31, 2008, was $16.78, which represented a discount of 4.22% to the Fund's NAV of $17.52. Past performance is not a guarantee of future results.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders. We believe that the current discount represents a good opportunity for investors, as common shares of the Fund are now available in the market at prices significantly below the value of the securities in the underlying portfolio.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 30 of the Fund's annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.


                                                Annual Report | May 31, 2008 | 3

GOF | Claymore/Guggenheim Strategic Opportunities Fund |
Dear Shareholder continued

Beginning with its initial dividend payment on September 28, 2007, the Fund paid four monthly dividends of $0.142 each before increasing the amount to $0.154 per share for dividends paid in January through May 2008. The current monthly dividend of $0.154 per share represents, on an annualized basis, a dividend yield of 11.01% based on the last closing market price of $16.78 as of May 31, 2008, and 9.24% based on the initial offering price of $20.00 on July 27, 2007.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You'll find information on Guggenheim's investment philosophy, their views on the economy and market environment, and detailed information about the factors that impacted the Fund's performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www. claymore.com/gof.

Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell
Claymore/Guggenheim Strategic Opportunities Fund



4 | Annual Report | May 31, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund
Questions & Answers|

Claymore/Guggenheim Strategic Opportunities Fund (the "Fund") is managed by a team of seasoned professionals at Guggenheim Partners Asset Management, Inc. This team includes B. Scott Minerd, Chief Executive Officer and Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Managing Director; Michael Curcio, Managing Director; Robert N. Daviduk, CFA, Managing Director; Shahab Sajadian, CFA, Director of Risk Management; and Eric Silvergold, Managing Director. In the following interview, the investment team discusses the market environment and the Fund's performance from its inception date of July 27, 2007, through the end of its first fiscal year on May 31, 2008.


--------------------------------------------------------------------------------
WILL YOU REMIND US OF THIS FUND'S OBJECTIVE AND THE WAY IT IS MANAGED?

The Fund's investment objective is to seek to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Fund's sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.

The Fund seeks to achieve its investment objective by investing in a wide range of fixed income and other debt and senior equity securities ("income securities") selected from a variety of sectors and credit qualities, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates and other equity investments ("common equity securities") that the Fund's sub-adviser believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. We believe that we can reduce the volatility (risk) of the Fund by diversifying the portfolio across a large number of sectors and securities, many of which historically have not been highly correlated to one another.

o The Fund may invest, under normal market conditions, up to 60% of its total assets in income securities rated below investment grade (commonly referred to as "junk bonds").

o The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated fixed-income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in income securities of issuers located in emerging markets.

o The Fund may invest up to 50% of its total assets in common equity securities consisting of common stock; and

o As of May 31, 2008, the Fund may invest up to 20% of its total assets in other investment companies, provided no more than 10% is in companies registered under the Investment Company Act of 1940, as amended ("the "1940 Act"). This policy was subsequently revised, as detailed below.

Guggenheim Partners' investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as Guggenheim's Dynamic Financial Analysis Model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuer or with investment banks and dealers involved in the origination of such securities.

The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of senior securities such as preferred shares; through borrowing or the issuance of commercial paper or other forms of debt; through reverse repurchase agreements, dollar rolls or similar transactions; or through a combination of the foregoing (collectively "Financial Leverage"). The aggregate amount of Financial Leverage, if any, is not expected to exceed 331/3% of the Fund's total assets after such issuance; however, the Fund may utilize Financial Leverage up to the limits imposed by the Investment Company Act of 1940, as amended ("the 1940 Act").

On May 9, 2008, the Fund announced that its Board of Trustees had approved a change to one of the Fund's non-fundamental investment policies. Specifically, the change provides for the flexibility to invest up to the entire low-beta portion of the Fund's portfolio strategy in other registered investment companies, including exchange-traded funds, in an effort to enhance returns and reduce risks attributable to that portion of the strategy during certain market environments. Also announced was that, effective July 10, 2008, the Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to 20% of the Fund's total assets may be invested in investment funds that are registered as investment companies under the 1940 Act to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

                                                Annual Report | May 31, 2008 | 5

GOF | Claymore/Guggenheim Strategic Opportunities Fund |
Questions & Answers continued


--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE MARKET ENVIRONMENT AND THE FUND'S PERFORMANCE SINCE ITS INCEPTION DATE LAST JULY.

Guggenheim believes that the Fund has performed well given the very difficult environment that has existed since the Fund was launched. Guggenheim believes this is a testament to our rigorous process of individual security selection in addition to our commitment to keeping the Fund highly diversified. The environment since the Fund was launched has been very challenging for investors. In the second half of 2007, what began as a correction in the subprime mortgage market accelerated into a financial crisis with profound implications for the entire economy. By early 2008, financial markets had become extremely risk-averse, as demonstrated by unusually wide credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions, and a highly volatile equity market. We have seen a massive global de-leveraging and poor liquidity as investors and financial institutions that need to reduce risk and raise cash have been forced to sell into a market with little demand.

Seeking to stabilize markets and provide stimulus, the Federal Reserve Board (the "Fed") cut interest rates seven times between September 2007 and April 2008, reducing the target federal funds rate by a total of 325 basis points. The Fed has also put other programs in place, including making available to major brokerage firms the discount window loans that traditionally were offered only to commercial banks.

Financial institutions have been reluctant to lend, and they have tightened loan standards. The result is that businesses and individuals have had difficulty obtaining credit, and that has had a dampening effect on economic activity. On the positive side, the weakening U.S. dollar has spurred exports, improving the trade balance. The ability of U.S. companies to sell products abroad has helped the U.S. to avoid a recession thus far. The fiscal stimulus package that provides tax rebates to eligible individuals and families is expected to spur demand and to help offset some of the financial headwinds the economy faces.

The timing of the Fund's introduction, just as this difficult period for markets was unfolding, has proved to be fortuitous. As we have built the Fund's portfolio, we have been able to buy a variety of good quality securities at prices that we believe are below their intrinsic value. When we originally modeled the Fund, we anticipated having an average credit quality of approximately BBB as rated by one or more of the nationally recognized statistical rating organizations ("NRSROs").(1) Market dislocations have made it possible to structure the Fund with an average credit quality of single-A because we have been able to purchase higher quality securities at yield spreads that were not available in early 2007 when the Fund was designed.

The Fund was also able to begin paying dividends sooner than anticipated, and to increase dividends more rapidly than we had expected. The Fund's registration statement indicated its initial dividend was expected to be declared within 60 to 90 days after its launch and paid within 90 to 120 days. In fact, the Fund was able to declare an initial monthly dividend of $0.142 on August 31, 2007, just over a month after the Fund was launched, for payment on September 28, 2007. On December 17, 2007, the Fund announced an 8.45% increase in the monthly dividend to $0.154 per share, effective with the dividend paid in January 2008. The current monthly dividend of $0.154 per share represents, on an annualized basis, a dividend yield of 11.01% based on the last closing market price of $16.78 as of May 31, 2008, and 9.24% based on the initial offering price of $20.00 on July 27, 2007. Past performance is not a guarantee of future results.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the period from July 27, 2007, through May 31, 2008, the Fund returned -1.40% on an NAV basis and -9.41% on a market price basis. The last closing price of the Fund's shares as of May 31, 2008, was $16.78, which represented a discount of 4.22% to the NAV of $17.52. At inception, the Fund's NAV was $19.10 and the market price was $20.00.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.


--------------------------------------------------------------------------------
HOW DID YOU ALLOCATE THE FUND AMONG ASSET CLASSES THIS PERIOD, AND HOW DID THESE INVESTMENTS PERFORM?

This Fund was created to provide individual investors the potential to realize a level of return similar to that historically achieved by equities, but with volatility more typical of fixed income securities. At Guggenheim we track a large number of equity and fixed income asset classes, and, in constructing this portfolio, we have sought to use investments that historically have had low correlations to one another. We have attempted to optimize the portfolio by analyzing the historical returns generated by Guggenheim's management team in each sector, the volatility of each sector and the correlations among the sectors. We do this in an effort to dampen the volatility of the portfolio



----------
1 On September 24, 2007, the Securities and Exchange Commission issued orders granting the registrations of seven credit rating agencies as nationally recognized statistical rating organizations ("NRSROs"). The firms are the first to be registered with the Commission under the Credit Rating Agency Reform Act of 2006.

6 | Annual Report | May 31, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund |
Questions & Answers continued

while providing the opportunity for an attractive long-term return to our investors.

Correctly anticipating a flight to quality, we initially committed a substantial portion of the Fund's assets to U.S. Government agency and mortgage-backed securities, which represented approximately 37% of the Fund's long-term investments as of November 30, 2007, when the Fund's semi-annual report was issued. This proved to be a good decision as prices of these very high quality securities rose substantially in the last few months of 2007 and as investors sought to reduce risk. These securities, especially agency-backed residential mortgages, also provided an attractive level of income during the Fund's first few months of operation. Since that time, we have reduced the percentage of assets committed to government and agency securities, selling them at a profit in order to take advantage of some unusually attractive opportunities in other sectors of the market. On May 31, 2008, government and agency securities represented approximately 15% of the Fund's total investments.

Since the Fund was launched we have been focused on areas of the market that have experienced the most stress from a liquidity standpoint because we believe these sectors will provide the most attractive returns going forward. These include predominantly investment-grade rated asset-backed securities and securities backed by commercial mortgages. Many of these securities are rated AAA and have credit enhancements such as excess yield spreads and subordinated tranches to enhance their credit quality. Some hedge funds, banks, broker dealers, and structured investment vehicles have been forced to sell these securities to meet margin calls from lenders, reduce risk or to remain in compliance with the legal requirements that govern their operations. Guggenheim's specialists in residential mortgage-backed, commercial mortgage-backed and asset-backed securities have been able to buy these securities at prices we believe are well below their intrinsic values, with unprecedented yield spreads. We have also found opportunities to purchase bonds and preferred securities of leading financial institutions, in both the new issue and the secondary markets. These major institutions have been forced to raise additional capital, and many have issued bonds, preferred securities and hybrid securities that combine the features of debt and equity with yields above 8%. By buying these securities, we have been able to lock in very attractive yields, in some cases for periods of 10 years or longer.

Since the credit crisis began, one of the top performing sectors in the portfolio has been event-linked securities. Event-linked securities, which represent a growing sector of the global fixed-income market, provide investors with high return potential in exchange for taking on the risk of a specific event, such as a major hurricane, earthquake or pandemic. These securities may provide attractive yields and, in addition, provide diversification benefits to the portfolio due to their low correlations to most other asset classes.

The equities in the Fund's portfolio are typically composed of a diversified selection of large capitalization value-oriented companies on which covered calls are sold to help generate option premiums and dampen portfolio volatility. The stocks are selected from a fusion-based investment approach in which Guggenheim's macroeconomic view is employed in the allocation of sector weights, combined with a bottom-up fundamental equity analysis of the securities under consideration.

The equities in the Fund faced the same three headwinds as the broad equity market: 1) fallout from the credit crisis; 2) concerns about economic growth; and 3) concerns about inflation. In our opinion, as we look forward to the second half of 2008, it appears that the credit crisis is abating and we may avoid a recession. We believe that the bail-out of Bear Stearns in March 2008 may have marked the height of the credit crisis, and that the aggressive easing by the Fed will flow through the system, fostering better growth in the near future. We believe the major issue that remains is that of inflationary pressures in the form of higher energy and food prices, which remain a hurdle the equity market must contend with in order to trade meaningfully higher.

One goal of the Fund is to provide long-term returns in line with equity returns but with volatility comparable to bonds, and we have been able to achieve this goal to date. For the period from the Fund's inception date of July 27, 2007, through May 31, 2008, the Fund's annualized volatility has been approximately 4.55%, which is less than the volatility of the Lehman Aggregate Bond Index, which has been approximately 5% over the same period.(2) The volatility is measured by calculating the standard deviation of the percentage changes in the Fund's daily NAV and then annualizing them. In contrast, the volatility of the Standard & Poor's 500 Index (the "S&P 500") was approximately 21%.(3) The low volatility of the Fund's NAV is attributable to its high level of diversification across many different asset classes.


--------------------------------------------------------------------------------
WHICH DECISIONS HURT PERFORMANCE?

Despite being conservatively positioned, the Fund's returns have been negatively impacted by the global reduction in investors' appetite for risk and the illiquid nature of most markets, especially in the first quarter of 2008. Corporate bonds, preferred securities,

----------
2 The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. It is not possible to invest directly in an index.

3 The Standard & Poor's 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index.

                                                Annual Report | May 31, 2008 | 7

GOF | Claymore/Guggenheim Strategic Opportunities Fund |
Questions & Answers continued

mortgage-related securities, structured securities and bank loans have all been negatively impacted by the increased risk premiums that investors now require. In April and May of 2008, many of the securities that had provided the weakest performance in the first quarter--namely asset-backed securities, commercial mortgage-backed securities, and bank loans--recovered a fair amount of the decline in value they had experienced in the prior three months.

The worst performing area of the bond market has been residential mortgage-backed securities that are not backed by an agency such as Federal National Mortgage Association ("Fannie Mae") or Government National Mortgage Association ("Ginnie Mae"). Because we have been concerned about the housing sector for quite some time, we have kept the Fund's exposure to non-Agency mortgage-backed securities to less than 1% of the Fund's total investments. We also believe that it will take some time for this sector to experience a significant recovery because home prices continue to decline. However, we believe that significant profits will be earned eventually as the housing crisis subsides because investors fled this sector in droves; we are therefore actively looking to selectively add to the Fund's exposure.

For Fund holdings that have declined in value we continue to believe that the decline is not due to a meaningful deterioration in credit quality, but rather is due to high levels of risk aversion by many investors and extremely poor market liquidity. We have viewed the lower prices and high yield premiums to Treasury securities as an opportunity to purchase assets that we believe will perform well over the long term, despite the current market gyrations. We continue to selectively add securities to the portfolio that offer what we believe to be attractive yields and diversification benefits.

We have taken a cautious view of the equity market, and this has proven to be a good decision, as virtually all equity indices generated negative returns over this period. As of May 31, 2008, equities represented approximately 9.2% of the Fund's portfolio. The equity portion of the portfolio is managed using a low beta equity strategy. (Beta is a measure of a stock's sensitivity to an index or the market as a whole; low beta means that a stock's movement tends to be less than the market as a whole.) The selling of call options on the equities the Fund holds ("covered call writing") provides option premiums to the Fund's investors and helps to reduce NAV volatility.


--------------------------------------------------------------------------------
HOW WOULD YOU EXPECT THE FUND'S ASSET MIX OVER TIME TO DIFFER FROM THE CURRENT STRUCTURE?

It is our intention to maintain a well diversified portfolio at all times. As of May 31, 2008, the Fund held over 175 securities in a variety of asset classes and industry sectors. The Fund's largest holding, the Ultra S&P500 ProShares, represented 5.2% of the Fund's long-term investments. Ultra S&P500 ProShares is an exchange traded fund ("ETF") that seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500, a widely used measure of large-cap United States stock market performance. We opted to use the Ultra S&P 500 ProShares to gain a portion of the equity exposure we desired, while at the same time enabling us to hold a larger amount of the Fund in cash to be available for other investment opportunities and purposes. The Fund's top 10 holdings represented 17.1% of long-term investments.

We are relative value investors, very much focused on bottom-up value throughout the markets. We continually examine each sector, and allocate the portfolio's assets according to the value we perceive at any given time. We will rotate out of sectors that we believe do not have the potential to perform well going forward, moving to other sectors that we believe have better prospects. We do not generally make large duration bets, although we will adjust durations incrementally when we believe it is in the best interest of the shareholders.

Another area in which we are likely to increase the Fund's holdings over time is in event-linked securities. We find these securities attractive because they currently have very little correlation to other types of fixed income assets. For example, if there is a typhoon in Japan, it may not affect whether the Fed will raise or lower interest rates, or whether credit quality will improve or deteriorate. Therefore, we believe event-linked securities may serve as a great diversifier, helping to balance other risks in the portfolio. In addition, these securities are often very attractively priced relative to other bonds with similar credit ratings, but with very different risk characteristics.


--------------------------------------------------------------------------------
HOW HAS THE FUND'S LEVERAGE STRATEGY AFFECTED PERFORMANCE?

We have employed leverage through reverse repurchase agreements, and these have helped to provide additional income for the Fund's shareholders. Under these agreements, we lend securities and receive in return cash which can be used for additional investments. We have been able to borrow by lending securities at what we believe to be very attractive rates, in many cases at rates slightly above the one-month or three-month LIBOR rate and



8 | Annual Report | May 31, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund |
Questions & Answers continued


then reinvesting the proceeds into much higher yielding securities.(4) We chose not to have the Fund issue Auction Rate Preferred Shares ("ARPS"), and as a result the Fund has been able to avoid the problems that have been associated with these securities.


--------------------------------------------------------------------------------
WHAT IS YOUR CURRENT OUTLOOK FOR THE MARKETS AND THE FUND?

The major question at present is whether the current economic slowdown in the U.S. will develop into a recession. Despite many negative influences, we believe that there will not be a recession. The Fed has been reducing short-term interest rates for almost nine months, but it generally takes 12 to 18 months for Fed policy to take effect; this means that the full positive effects of the Fed's actions should start to be felt by the third or fourth quarter of this year. Over the next few months, we believe that tax rebates will bolster consumer spending, balancing some of the negative effects of declining housing prices and high costs for food and fuel. We believe the weak U.S. dollar will continue to contribute to strong international demand for U.S. goods.

We believe that the Fund's diversification across many different sectors is a significant positive. Although almost all the spread sectors performed poorly in early 2008, we have seen some recovery in recent months. The fact that the various sectors have not underperformed simultaneously has dampened the Fund's volatility. This strengthens our belief that a highly diversified portfolio provides a valuable buffer to investors in a very difficult time.



----------
4 LIBOR is the London Inter-Bank Offer Rate, the interest rate that banks charge each other for loans (usually in Eurodollars). This rate is applicable to the short-term international interbank market, and applies to very large loans borrowed for one day to five years.

                                                Annual Report | May 31, 2008 | 9

GOF | Claymore/Guggenheim Strategic Opportunities Fund |
Questions & Answers continued


--------------------------------------------------------------------------------
RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

BELOW INVESTMENT-GRADE SECURITIES RISK: The Fund may invest in income securities rated below investment grade or, if unrated, determined by the Sub-Adviser to be of comparable credit quality, which are commonly referred to as "high-yield" or "junk" bonds. Investment in securities of below investment-grade quality involves substantial risk of loss. Income securities of below investment-grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments.

SENIOR AND SECOND LIEN SECURED LOANS RISK: The Fund's investments in senior loans and second lien secured floating-rate loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with senior loans of below investment-grade quality are similar to the risks of other lower-grade income securities. Second lien loans are second in right of payment to senior loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior-secured obligations of the borrower. Second lien loans are expected to have greater price volatility and exposure to losses upon default than senior loans and may be less liquid.

STRUCTURED FINANCE INVESTMENTS RISK: Structured finance investments entail considerable risk, including market risk, credit risk, interest-rate risk and prepayment risk. Returns on risk-linked securities are dependent upon such events as property or casualty damages which may be caused by such catastrophic events as hurricanes or earthquakes or other unpredictable events.

MEZZANINE INVESTMENTS RISK: Mezzanine investments are subject to the same risks associated with investment in senior loans, second lien loans and other lower-grade income securities. Mezzanine investments are expected to have greater price volatility than senior loans and second lien loans and may be less liquid.

PREFERRED STOCK RISK: Preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

CONVERTIBLE SECURITIES RISK: As with all income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security.

Equity Risk: Common equity securities' prices fluctuate for a number of reasons, including changes in investors' perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events.

REAL ESTATE SECURITIES RISK: Because of the Fund's ability to invest in securities of companies in the real estate industry and to make indirect investments in real estate, it is subject to risks associated with the direct ownership of real estate, including declines in the value of real estate; general and local economic conditions; increased competition; and changes in interest rates. Because of the Fund's ability to make indirect investments in natural resources and physical commodities, and in real property asset companies, the Fund is subject to risks associated with such real property assets, including supply and demand risk, depletion risk, regulatory risk and commodity pricing risk.

PERSONAL PROPERTY ASSET COMPANY RISK: The Fund may invest in personal property asset companies such as special situation transportation assets. The risks of special situation transportation assets include cyclicality of supply and demand for transportation assets and risk of decline in the value of transportation assets and rental values. Private Securities Risk Private securities have additional risk considerations than with investments in comparable public investments.

PRIVATE INVESTMENT FUND RISK: In addition to those risks described with respect to all investment funds, investing in private investment funds (including affiliated investment funds) may pose additional risks to the Fund.

INFLATION/DEFLATION RISK: There is a risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.

DIVIDEND RISK: Dividends on common stock and other common equity securities which the Fund may hold are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

DERIVATIVE TRANSACTIONS RISKS: Participation in options, futures and other derivative transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of such strategies. If the Sub-Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Positions in derivatives (such as options, swaps, and futures and forward contracts and options thereon) may subject the Fund to substantial loss of principal in relation to the Fund's investment amount.

PORTFOLIO TURNOVER RISK: The Fund's annual portfolio turnover rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

10 | Annual Report | May 31, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund |
Questions & Answers continued

ANTI-TAKEOVER PROVISIONS: The Fund's Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.

DERIVATIVES RISK: The Fund may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Fund's investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund's performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. If a termination were to occur, the Fund's return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

FOREIGN SECURITIES AND EMERGING MARKETS RISK: Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations, expropriation or nationalization of assets, imposition of withholding taxes on payments and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Heightened risks of investing in emerging markets include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.

FINANCIAL LEVERAGE RISK. Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund's return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used. Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings or in the dividend rates on any preferred shares that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares. Because the fees received by Claymore Advisors, LLC (the "Adviser") and Guggenheim Partners Asset Management, Inc. (the "Sub-Adviser") are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Sub-Adviser on the one hand and the Common Shareholders on the other. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

In addition to the risks described above, the Fund is also subject to: Income Securities Risk, Foreign Currency Risk, Risks Associated with the Fund's Covered Call Option Strategy, Risks of Real Property Asset Companies, Risks of Personal Property Asset Companies, Private Securities Risk, Investment Funds Risk, Private Investment Funds Risk, Affiliated Investment Funds Risk, Synthetic Investments Risk, Inflation/Deflation Risk, Market Discount Risk, and Current Developments Risks. Please see www.claymore.com/gof for a more detailed discussion about Fund risks and considerations.



                                               Annual Report | May 31, 2008 | 11

GOF | Claymore/Guggenheim Strategic Opportunities Fund

FUND SUMMARY | As of May 31, (2008) (unaudited)

FUND STATISTICS
------------------------------------------------------------
Share Price                                          $16.78
Common Share Net Asset Value                         $17.52
Premium/Discount to NAV                               -4.22%
Net Assets Applicable to Common Shares ($000)      $159,509
------------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------------
(Inception 7/27/07)              Market                  NAV
-------------------------------------------------------------
Since Inception - cumulative     -9.41%               -1.40%
-------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com/gof. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor's shares, when sold, may be worth more or less than their original cost.

                                         % OF LONG-TERM
TOP TEN HOLDINGS                            INVESTMENTS
--------------------------------------------------------
Ultra S&P500 ProShares                             5.2%

Freddie Mac, AAA, Aaa
6.00%, 6/15/17 to 4/29/22, Notes                   2.1%

Ultra QQQ ProShares                                1.9%

Dunkin Securitization, Series 2006-1,
Class A2, AAA, Aaa
5.78%, 6/20/31                                     1.3%

Countrywide Home Equity Loan Trust, Series 2004-S,
Class 1A, AAA, Aaa
2.75%, 2/15/30                                     1.3%

TCW Select Loan Fund Ltd., Inc., Series 1A,
Class A1, AAA, Aaa (Cayman Islands)
3.17%, 10/10/13                                    1.3%

Muzinich CBO II Ltd., Ser. A2-A, AA+, Aa1,
Senior Secured Notes (Bermuda)
7.15%, 10/15/13                                    1.0%

Svensk Exportkredit AB, AA-, Aa3, Subordinated
Notes (Sweden)
6.375%, 10/29/49                                   1.0%

TW Hotel Funding 2005 LLC, Series 2005-LUX,
Class A1, AAA, Aaa
2.76%, 1/15/21                                     1.0%

Timberstar Trust, Series 2006-1A, Class A, AAA, Aaa
5.67%, 10/15/36                                    1.0%
--------------------------------------------------------

Portfolio composition and holdings are subject to change daily. For more information, please visit www.claymore.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

SHARE PRICE & NAV HISTORY
--------------------------------------------------------
Line chart:
          Share Price     NAV
7/27/07   20              19.06
          20              19.05
          20.01           19.05
          20              19.09
          19.75           19.1
          19.63           19.08
          19.45           19.1
          19.36           19.11
          19.38           19.08
          19.69           19.04
          19.25           19.05
          19.25           19.08
          19              19.07
          19.12           19.04
          17.85           19.08
          17.94           19.14
          18.8            19.16
          18.8            19.18
          19.05           19.22
          19.1            19.22
          19.13           19.23
          19.15           19.25
          18.21           19.25
          18.6            19.29
          18.4            19.3
          18.12           19.31
          17.7            19.31
          17.8            19.35
          18.08           19.35
          18.2            19.38
          18.27           19.41
          18.4            19.42
          18.3            19.25
          18.11           19.25
          18.29           19.25
          18.01           19.26
          18.16           19.32
          18.2            19.33
          18.25           19.28
          18.25           19.31
          18.28           19.43
          17.9            19.46
          18.06           19.35
          17.91           19.39
          18.14           19.4
          18.25           19.45
          18.26           19.48
          18.1            19.47
          18.25           19.49
          18.2            19.47
          17.99           19.46
          17.99           19.48
          18.03           19.5
          17.95           19.36
          17.95           19.37
          17.75           19.37
          17.7            19.37
          17.53           19.43
          17.67           19.44
          17.52           19.42
          17.46           19.5
          17.61           19.46
          17.45           19.46
          17.39           19.49
          17.68           19.51
          17.59           19.52
          17.75           19.5
          17.67           19.48
          17.55           19.47
          17.54           19.52
          17.55           19.47
          17.5            19.47
          17.2            19.4
          17.1            19.38
          17.25           19.34
          17.2            19.3
          17              19.24
          16.81           19.23
          16.78           19.21
          17.05           19.22
          16.45           19.17
          16.38           19.15
          16.23           19.09
          16.44           19.16
          16.42           19.14
          16.36           19.1
          16.71           19.17
          16.65           19.21
          16.82           19.24
          16.91           19.24
          16.99           19.23
          17              19.25
          16.97           19.24
          17.07           19.22
          17.04           19.19
          17              19.22
          16.76           19.08
          16.55           19.05
          16.53           18.99
          16.2            18.96
          16.64           19.01
          16.79           19.04
          17.09           19.06
          17.61           19.03
          17.64           19.12
          17.83           19.03
          17.9            19.03
          17.78           19.1
12/31/07  17.72           19.11
          17.95           19.16
          18.16           19.15
          17.74           19.05
          17.48           19.07
          17.12           19.03
          17.49           19.06
          17.59           19.04
          17.43           18.88
          17.64           18.95
          17.67           18.93
          17.73           18.87
          17.7            18.77
          17.63           18.79
          17.16           18.81
          17.49           18.9
          17.75           18.81
          17.67           18.78
          17.66           18.84
          17.7            18.8
          17.68           18.75
          17.7            18.74
          17.83           18.83
          17.69           18.79
          17.69           18.72
          17.69           18.58
          17.82           18.49
          18.02           18.49
          18.14           18.45
          18.25           18.37
          17.76           18.23
          17.07           18.12
          17.3            18.15
          17.23           18.19
          17.33           18.08
          17.02           18.13
          17.05           18.16
          17.09           18.15
          17.06           18.2
          17.24           18.19
          17.29           18.21
          17.27           18.18
          17.64           18.14
          17.69           18.13
          17.68           17.91
          17.25           17.7
          16.92           17.68
          17.07           17.56
          17              17.58
          16.76           17.43
          16.44           17.41
          16.6            17.35
          16.11           17.21
          16.05           17.34
          15.91           17.35
          15.85           17.42
          16.08           17.42
          16.05           17.39
          16.1            17.38
          15.9            17.36
          15.87           17.37
          16.1            17.4
          16.52           17.48
          16.37           17.43
          16.43           17.44
          16.59           17.5
          16.69           17.54
          16.4            17.54
          16.26           17.58
          16.38           17.59
          16.19           17.42
          16.09           17.37
          16.02           17.34
          16.25           17.31
          16.17           17.28
          16.14           17.35
          16.04           17.44
          16.03           17.42
          16.3            17.46
          16.3            17.42
          16.5            17.4
          16.66           17.45
          16.73           17.49
          16.6            17.55
          16.82           17.64
          16.84           17.65
          16.63           17.66
          17              17.66
          16.89           17.63
          16.96           17.68
          16.95           17.7
          16.9            17.76
          16.67           17.52
          16.58           17.51
          16.6            17.59
          16.77           17.64
          16.73           17.69
          16.78           17.69
          16.65           17.62
          16.86           17.54
          16.67           17.51
          16.74           17.48
          16.85           17.44
          16.52           17.47
5/31/08   16.78           17.51



MONTHLY DIVIDENDS PER SHARE
--------------------------------------------------------
Bar chart:
SEP      0.142
OCT      0.142
NOV      0.142
DEC      0.142
JAN  08  0.154
FEB      0.154
MAR      0.154
APR      0.154
MAY      0.154

PORTFOLIO COMPOSITION  (% of Total Investments)
--------------------------------------------------------
ASSET CLASS
-----------
Pie chart:
Asset Backed Securities                     20.6%
Corporate Bonds                             20.1%
Collateralized Mortgage Obligations         16.5%
Term Loans                                  15.2%
U.S. Government & Agency Securities*        14.9%
Exchange-Traded Funds                        9.0%
Preferred Stock                              2.9%
Other Short-Term Investments                 0.6%
Common Stock                                 0.2%

*Includes Short-term investments

CREDIT QUALITY*
--------------------------------------------------------
AAA (Includes U.S. Government Obligations)  28.1%
AA                                           9.2%
A                                           11.8%
BBB                                          9.8%
BB                                          11.3%
B                                            9.8%
CCC                                          0.2%
NR                                           6.0%
Common Stock/Other                          13.8%

*Represents higher of either S&P, Moody's or Fitch as a percentage of long term investments

12 | Annual Report | May 31, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund
      Portfolio of Investments|May 31, 2008

 PRINCIPAL                                                        OPTIONAL CALL
    AMOUNT  DESCRIPTION                                                PROVISION               VALUE
----------------------------------------------------------------------------------------------------
            LONG-TERM INVESTMENTS - 127.9%

            CORPORATE BONDS - 29.6%

            AIRLINES - 2.0%
$1,535,186  America West Airlines, Inc., Ser. 01-1, AAA, Aaa
            7.10%, 4/2/21, Pass Thru Certificates (a)                        N/A        $  1,449,338
   972,839  Delta Air Lines, Inc., A-, Baa1
            6.82%, 8/10/22, Pass Thru Certificates (a)                       N/A             840,047
   979,364  Northwest Airlines Corp., Ser. 992A, A, NR
            7.575%, 3/1/19, Pass Thru Certificates (a)                       N/A             949,983
----------------------------------------------------------------------------------------------------
                                                                                           3,239,368
----------------------------------------------------------------------------------------------------
            AUTO PARTS & EQUIPMENT - 0.2%
   500,000  Keystone Automotive Operations, Inc., CCC, Caa2
            9.75%, 11/1/13, Company Guarantee Notes            11/01/08 @ 104.88             317,500
----------------------------------------------------------------------------------------------------
            BANKS - 9.8%
 1,000,000  Agfirst Farm Credit Bank, A, NR
            7.30%, 10/31/49, Subordinated Notes (a) (b)        12/15/08 @ 100.00             879,390
 1,250,000  Barclays Bank PLC, A+, Aa3
            6.28%, 12/29/49, Junior Subordinated Notes
            (United Kingdom) (a) (c)                           12/15/34 @ 100.00           1,001,837
 1,200,000  BNP Paribas, AA-, Aa3
            7.195%, 6/29/49, Junior Subordinated Notes
            (France) (a) (b) (c)                                6/25/37 @ 100.00           1,104,462
 1,000,000  CoBank, ACB, A, NR
            7.875%, 4/16/18, Subordinated Notes (a) (b)                      N/A           1,032,691
 1,000,000  Credit Agricole SA, A, Aa3
            6.64%, 5/29/49, Junior Subordinated Notes
            (France) (a) (b) (c)                                5/31/17 @ 100.00             821,790
 1,000,000  Fifth Third Bancorp, A, A1
            8.25%, 3/1/38, Subordinated Notes (a)                            N/A           1,030,345
 1,000,000  KeyBank NA, Ser. BKNT, A-, A2
            7.41%, 5/6/15, Subordinated Notes (a)                            N/A             998,065
 1,000,000  KeyCorp Capital III, BBB, A3
            7.75%, 7/15/29, Bank Guarantee Notes (a)                         N/A             955,331
 1,200,000  Lloyds TSB Group PLC, A, Aa3
            6.27%, 11/29/49, Senior Unsecured Notes
            (United Kingdom) (a) (b) (c)                       11/14/16 @ 100.00             990,434
 1,250,000  Mellon Capital IV, Ser. 1, A-, A2
            6.24%, 6/29/49, Company Guarantee Notes (a) (c)     6/20/12 @ 100.00           1,029,676
 1,250,000  Northgroup Preferred Capital Corp., A, A1
            6.38%, 1/29/49, Notes (a) (b) (c)                  10/15/17 @ 100.00             865,487
   700,000  PNC Preferred Funding Trust I, A-, A3
            8.70%, 2/28/49, Senior Unsecured Notes (a) (b) (c)  3/15/13 @ 100.00             670,012
 1,400,000  Royal Bank of Scotland Group PLC, Ser. MTN, A, Aa3
            7.64%, 3/31/49, Junior Subordinated Stock
            (United Kingdom) (a) (c)                            9/29/17 @ 100.00           1,315,271
 1,250,000  State Street Capital Trust IV, A, A1
            3.80%, 6/15/37, Company Guarantee Notes (a) (d)     6/15/12 @ 100.00             960,509
 1,250,000  US AgBank FCB, NR, NR
            6.11%, 4/29/49, Notes (a) (b) (c)                   7/10/12 @ 100.00             906,750

 PRINCIPAL                                                        OPTIONAL CALL
    AMOUNT  DESCRIPTION                                                PROVISION               VALUE
----------------------------------------------------------------------------------------------------
$1,000,000  Wells Fargo Capital XIII, Ser. GMTN, AA-, Aa3
            7.70%, 12/29/49, Notes (a) (c)                      3/26/13 @ 100.00        $  1,002,298
----------------------------------------------------------------------------------------------------
                                                                                          15,564,348
----------------------------------------------------------------------------------------------------
            DIVERSIFIED FINANCIAL SERVICES - 10.7%
 1,000,000  Agua Caliente Band of Cahuilla Indians, NR, NR
            6.35%, 10/1/15, Secured Notes (b)                                N/A             953,910
 1,200,000  Blue Fin Ltd., BB+, NR
            7.13%, 4/10/12, Notes (b) (d)                        4/8/10 @ 101.00           1,186,800
 1,100,000  CAT-Mex Ltd., Ser. A, BB, NR
            5.035%, 5/19/09, Secured Notes (Cayman Islands) (b) (d)          N/A           1,089,330
   500,000  Discover Financial Services, BBB-, Baa3
            6.45%, 6/12/17, Senior Unsecured Notes (a)                       N/A             434,828
   500,000  GlobeCat Ltd., Ser. CAQ, NR, B1
            8.69%, 1/2/13, Notes (Cayman Islands) (a) (b) (d)  12/21/11 @ 100.50             510,100
            Hampton Roads PPV LLC, NR, Aaa (b)
 1,000,000  6.07%, 12/15/41, Bonds                                           N/A             914,380
 1,000,000  6.17%, 6/15/53, Bonds                                            N/A             894,170
   500,000  Janus Capital Group, Inc., BBB-, Baa3
            6.70%, 6/15/17, Senior Unsecured Notes (a)                       N/A             477,526
 1,000,000  Longpoint Re Ltd., BB+, NR
            8.05%, 5/8/10, Notes (Cayman Islands) (b) (d)                    N/A           1,002,800
   850,000  Mangrove Re Ltd., NR, Ba2
            7.65%, 6/5/09, Notes (Cayman Islands) (b) (d)                    N/A             852,304
 2,000,000  Merna Reinsurance Ltd., Ser. B, NR, A2
            4.45%, 7/7/10, Secured Notes (Bermuda) (a) (b) (d)               N/A           1,898,200
 2,097,786  Muzinich CBO II Ltd., Ser. A2-A, AA+, Aa1
            7.15%, 10/15/13, Senior Secured Notes (Bermuda) (b)              N/A           2,044,691
 1,250,000  Mystic Re Ltd., Ser. A, BB+, NR
            9.39%, 12/5/08, Notes (Cayman Islands) (b) (d)                   N/A           1,229,375
   750,000  Redwood Capital X Ltd., Ser. D, NR, Ba3
            7.36%, 1/9/09, Notes (Cayman Islands) (b) (d)       12/5/08 @ 100.00             752,100
 1,000,000  Schwab Capital Trust I, BBB+, A3
            7.50%, 11/15/37, Company Guarantee Notes (a) (c)   11/15/17 @ 100.00             911,130
 2,000,000  Svensk Exportkredit AB, AA-, Aa3
            6.375%, 10/29/49, Subordinated Notes
            (Sweden) (a) (b)                                   12/27/08 @ 100.00           1,990,944
----------------------------------------------------------------------------------------------------
                                                                                          17,142,588
----------------------------------------------------------------------------------------------------
           ELECTRIC - 0.9%
  500,000  Pennsylvania Electric Co., BBB, Baa2
           6.05%, 9/1/17, Senior Unsecured Notes (a)                         N/A             484,591
1,000,000  Wisconsin Energy Corp., BBB-, Baa1
           6.25%, 5/15/67, Junior Subordinated Notes (a) (c)    5/15/17 @ 100.00             869,580
----------------------------------------------------------------------------------------------------
                                                                                           1,354,171
----------------------------------------------------------------------------------------------------

See notes to financial statements.

                                               Annual Report | May 31, 2008 | 13


GOF | Claymore/Guggenheim Strategic Opportunities Fund |
Portfolio of Investments continued

 PRINCIPAL                                                         OPTIONAL CALL
    AMOUNT  DESCRIPTION                                                PROVISION               VALUE
----------------------------------------------------------------------------------------------------

            ENTERTAINMENT - 0.5%
$  500,000  Downstream Development Authority of the Quapaw
            Tribe of Oklahoma, B-, B3
            12.00%, 10/15/15, Senior Secured Notes (b)         10/15/11 @ 109.00        $    395,000
   500,000  Indianapolis Downs LLC & Capital Corp., B, B3
            11.00%, 11/1/12, Senior Secured Notes (b)           11/1/10 @ 105.50             460,000
----------------------------------------------------------------------------------------------------
                                                                                             855,000
----------------------------------------------------------------------------------------------------
            INSURANCE - 4.1%
 1,000,000  Allstate Corp. (The), A-, A2
            6.50%, 5/15/57, Junior Subordinated
            Debentures (a) (c)                                  5/15/37 @ 100.00             898,940
 1,000,000  AXA SA, BBB+, Baa1
            6.46%, 12/14/49, Subordinated Notes
            (France) (a) (b) (c)                               12/14/18 @ 100.00             809,322
 1,000,000  Foundation Re Ltd., Ser. A, BB, NR
            6.795%, 11/24/08, Notes (Cayman Islands) (b) (d)                 N/A             976,500
 1,000,000  MetLife, Inc., BBB+, Baa1
            6.40%, 12/15/36, Junior Subordinated Notes (a)     12/15/31 @ 100.00             878,953
   625,000  Newton Re Ltd., BB+, NR
            7.25%, 12/24/10, Bonds (Cayman Islands) (b) (d)                  N/A             628,250
 1,250,000  Progressive Corp. (The), A-, A2
            6.70%, 6/15/37, Junior Subordinated Notes (a) (c)   6/15/17 @ 100.00           1,103,817
 1,000,000  Residential Reinsurance 2007 Ltd., Ser. CL2, B+, NR
            13.33%, 6/7/10, Notes (Cayman Islands) (b) (d)                   N/A           1,010,300
   250,000  Residential Reinsurance 2007 Ltd., BB, NR
            9.40%, 6/6/11, Notes (Cayman Islands) (b) (d)                    N/A             249,870
----------------------------------------------------------------------------------------------------
                                                                                           6,555,952
----------------------------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS - 0.6%
 1,000,000  HRPT Properties Trust, BBB, Baa2
            6.65%, 1/15/18, Senior Unsecured Notes (a)          7/15/17 @ 100.00             939,367
----------------------------------------------------------------------------------------------------
            RETAIL - 0.8%
 1,000,000  AutoNation, Inc., BB+, Ba2
            4.71%, 4/15/13, Company Guarantee Notes (d)          7/3/08 @ 103.00             883,750
   500,000  Macys Retail Holdings, Inc., BBB-, Baa3
            5.90%, 12/1/16, Company Guarantee Notes (a)                      N/A             443,220
----------------------------------------------------------------------------------------------------
                                                                                           1,326,970
----------------------------------------------------------------------------------------------------
            TOTAL CORPORATE BONDS - 29.6%
            (Cost $50,375,501)                                                            47,295,264
----------------------------------------------------------------------------------------------------
            ASSET BACKED SECURITIES - 30.4%
 1,966,284  321 Henderson Receivables I LLC, Ser. 2007-3A, Class A,
            AAA, Aaa (a) (b)
            6.15%, 10/15/48                                                                1,813,602
   497,450  321 Henderson Receivables I LLC, Ser. 2008-1A, Class A, A
            AA, Aaa (a) (b)
            6.19%, 1/15/44                                                                   481,442
   500,000  321 Henderson Receivables I LLC, Ser. 2008-1A, Class B,
            AA, NR (a) (b)
            8.37%, 1/15/46                                                                   480,170

 PRINCIPAL
    AMOUNT  DESCRIPTION                                                                        VALUE
----------------------------------------------------------------------------------------------------

$  500,000  321 Henderson Receivables I LLC, Ser. 2008-1A, Class C, A, NR (b)
            9.36%, 1/15/48                                                              $    481,000
   500,000  321 Henderson Receivables I LLC, Ser. 2008-1A, Class D, BBB, NR (b)
            10.81%, 1/15/50                                                                  482,260
 2,051,077  Airplanes Pass Through Trust, Ser. 1R, Class A8, BB-, Baa3 (d)
            2.89%, 3/15/19                                                                 1,845,970
 1,400,000  American Express Credit Account Master Trust, Ser. 2007-4, Class C,
            BBB, Baa2 (a) (b) (d)
            2.77%, 12/17/12                                                                1,321,667
 1,000,000  Applebee's Enterprises LLC, Ser. 2007-1A, Class A22A, AAA, Aaa (a) (b)
            6.43%, 12/20/37                                                                  944,570
 1,380,000  BA Credit Card Trust, Ser. 2006-C4, Class C4, BBB, Baa2 (d)
            2.74%, 11/15/11                                                                1,340,684
 2,000,000  Black Diamond CLO Ltd., Ser. 2006-1A, Class B, AA, Aa2
            (Cayman Islands) (b) (d)
            3.30%, 4/29/19                                                                 1,550,200
 2,000,000  Black Diamond CLO Ltd., Ser. 2006-1A, Class C, A, A2
            (Cayman Islands) (b) (d)
            3.60%, 2/29/19                                                                 1,369,440
   697,694  BNC Mortgage Loan Trust, Ser. 2007-4, Class A3A, AAA, NR (a) (d)
            2.64%, 11/25/37                                                                  658,658
 2,000,000  Callidus Debt Partners Fund Ltd., Ser. 6A, Class A1T, AAA, Aaa
            (Cayman Islands) (a) (b) (d)
            3.18%, 10/23/21                                                                1,744,442
 1,420,000  Citibank Credit Card Issuance Trust, Ser. 2006-C4, Class C4,
            BBB, Baa2 (a) (d)
            2.92%, 1/9/12                                                                  1,355,417
   709,557  Citigroup Mortgage Loan Trust Inc., Ser. 2007-WFHI, Class A1,
            AAA, Aaa (a) (d)
            2.45%, 1/25/37                                                                   703,780
 3,577,846  Countrywide Home Equity Loan Trust, Ser. 2004-S, Class 1A,
            AAA, Aaa (d)
            2.75%, 2/15/30                                                                 2,694,959
 1,960,000  Dominos Pizza Master Issuer LLC, Ser. 2007-1, Class A2, AAA, Aaa (a) (b)
            5.26%, 4/25/37                                                                 1,661,630
 3,000,000  Dunkin Securitization, Ser. 2006-1, Class A2, AAA, Aaa (a) (b)
            5.78%, 6/20/31                                                                 2,697,210
 1,000,000  Friedbergmilstein Private Capital Fund, Ser. 2004-1A, Class B2,
            AA, Aa2 (Cayman Islands) (a) (b)
            5.41%, 1/15/19                                                                   773,524
 1,000,000  Ford Credit Floorplan Master Owner Trust, Ser. 2006-4, Class B,
            AAA, A1 (d)
            3.06%, 6/15/13                                                                   903,496
 1,000,000  Harley-Davidson Motorcycle Trust, Ser. 2007-3, Class B, A, Aa3 (a)
            6.04%, 8/15/14                                                                   976,744
 2,000,000  HFG Healthco-4 LLC, Ser. 2006-1A, Class A, NR, Aa2 (a) (b) (d)
            3.12%, 6/5/12                                                                  1,610,240
 2,000,000  IHOP Franchising LLC, Ser. 2007-1A, Class A1, BBB-, Baa2 (a) (b)
            5.14%, 3/20/37                                                                 1,827,340

See notes to financial statements.

14 | Annual Report | May 31, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund |
Portfolio of Investments continued

 PRINCIPAL
    AMOUNT  DESCRIPTION                                                                        VALUE
----------------------------------------------------------------------------------------------------

           ASSET BACKED SECURITIES (continued)
$1,444,601  Lightpoint CLO Ltd., Ser. 2004-1A, Class X, A, A2 (Cayman
            Islands) (a) (b) (d)
            5.25%, 2/15/14                                                              $  1,361,059
 1,000,000  Nantucket CLO Ltd., Ser. 2006-1A, Class B, AA, Aa2 (Cayman
            Islands) (a) (b) (d)
            3.06%, 11/24/20                                                                  779,902
 2,000,000  Sealane Trade Finance, Ser. 2007-1A, Class E, NR, NR (Cayman
            Islands) (b) (d)
            17.64%, 11/25/12                                                               1,921,620
 2,000,000  Stanfield Modena CLO Ltd., Ser. 2004-1A, Class C, A, A2 (Cayman
            Islands) (b) (d)
            3.85%, 9/22/16                                                                 1,594,420
   550,000  Start CLO Ltd., Ser. 2006-3A, Class D, BBB, Baa1 (Cayman Islands) (b) (d)
            4.75%, 6/7/11                                                                    511,764
   500,000  Start CLO Ltd., Ser. 2007-4A, Class D, BBB+, Baa1 (Cayman Islands) (b) (d)
            4.16%, 12/26/11                                                                  463,140
 1,000,000  Start CLO Ltd., Ser. 2007-4A, Class E, BB+, Ba1 (Cayman Islands) (b) (d)
            6.21%, 12/26/11                                                                  925,190
 1,129,399  Structured Asset Securities Corp., Ser. 2007-BNC1, Class A2, AAA, NR (a) (d)
            3.49%, 10/25/37                                                                  981,639
 1,000,000  Swift Master Auto Receivables Trust, Ser. 2007-2, Class C, BBB, Aaa (d)
            4.51%, 10/15/12                                                                  915,790
 2,000,000  TCW Global Project Fund, Ser. 2004-1A, Class A1, NR, NR (Cayman
            Islands) (b) (d)
            3.61%, 6/15/16                                                                 1,747,680
 2,000,000  TCW Global Project Fund, Ser. 2004-1A, Class B1, NR, NR (Cayman
            Islands) (b) (d)
            4.66%, 6/15/16                                                                 1,490,120
 1,000,000  TCW Global Project Fund, Ser. 2005-1A, Class B2, A, NR (Cayman Islands) (b)
            5.79%, 9/1/17                                                                    685,660
 2,771,258  TCW Select Loan Fund Ltd., Inc., Ser. 1A, Class A1, AAA, Aaa
            (Cayman Islands) (a) (b) (d)
            3.17%, 10/10/13                                                                2,648,658
 2,000,000  Wrightwood Capital Real Estate CDO Ltd., Ser. 2005-1A, Class A1,
            AAA, Aaa (Cayman Islands) (b) (d)
            3.00%, 11/21/40                                                                1,820,620
 1,000,000  Yapi Kredi DPR Finance Co., Ser. 2006-1, Class C, AA, Aa3 (Cayman
            Islands) (d)
            3.03%, 11/21/13                                                                  880,604
----------------------------------------------------------------------------------------------------
            TOTAL ASSET BACKED SECURITIES - 30.4%
            (Cost $52,331,809)                                                            48,446,311
----------------------------------------------------------------------------------------------------
            COLLATERALIZED MORTGAGE OBLIGATIONS - 24.3%
   900,000  American Tower Trust, Ser. 2007-1A, Class AFX, AAA, Aaa (a) (b)
            5.42%, 4/15/37                                                                   882,171
 1,000,000  American Tower Trust, Ser. 2007-1A, Class B, AA, Aa2 (a) (b)
            5.54%, 4/15/37                                                                   962,340
   500,000  Banc of America Commercial Mortgage, Inc., Ser. 2003-2, Class G,
            A-, NR (b) (d)
            5.48%, 3/11/41                                                                   462,595
 1,000,000  Banc of America Commercial Mortgage, Inc., Ser. 2004-5, Class B,
            AA+, Aa2 (a) (d)
            5.06%, 11/10/41                                                                  909,459
   600,000  Banc of America Commercial Mortgage, Inc., Ser. 2005-5, Class AJ,
            AAA, Aaa (a) (d)
            5.33%, 10/10/45                                                                  555,094
 1,500,000  Bear Stearns Commercial Mortgage Securities, Ser. 2005-PW10,
            Class AJ, AAA, NR (a) (d)
            5.62%, 12/11/40                                                                1,411,452




 PRINCIPAL
    AMOUNT  DESCRIPTION                                                                        VALUE
----------------------------------------------------------------------------------------------------

$2,000,000  Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2005-CD1,
            Class AJ, AAA, Aaa (a) (d)
            5.40%, 7/15/44                                                              $  1,857,334
 1,000,000  Commercial Mortgage Pass Through Certificates, Ser. 2006-CN2A,
            Class F, A, NR (a) (b) (d)
            5.76%, 2/5/19                                                                    946,012
 1,882,527  Countrywide Home Loan Mortgage Pass Through Trust,
            Ser. 2005-HYB8, Class 4A1, AAA, Aaa (a) (d)
            5.62%, 12/20/35                                                                1,513,810
 1,500,000  Credit Suisse Mortgage Capital Certificates, Ser. 2006-C3,
            Class AM, AAA, Aaa (a) (d)
            6.02%, 6/15/38                                                                 1,432,266
   502,869  Credit Suisse Mortgage Capital Certificates, Ser. 2006-TF2A,
            Class SHDA, A-, Aa1 (a) (b) (d)
            3.11%, 7/15/19                                                                   479,384
 1,000,000  CS First Boston Mortgage Securities Corp., Ser. 2001-SPGA,
            Class A2, AAA, NR (a) (b) (d)
            6.52%, 8/13/18                                                                 1,042,453
 1,425,000  CS First Boston Mortgage Securities Corp., Ser. 2005-TFLA,
            Class K, AA+, Aaa (a) (b) (d)
            3.81%, 2/15/20                                                                 1,404,653
 1,000,000  Fannie Mae REMICS, Ser. 2007-90, Class B, NR, NR (a)
            6.00%, 9/25/37                                                                   982,579
 1,225,000  Global Signal Trust, Ser. 2004-2A, Class D, NR, Baa2 (b)
            5.09%, 12/15/14                                                                1,173,036
 2,022,584  Ginnie Mae, Ser. 2008-14, Class Z, NR, NR (a)
            4.50%, 3/16/49                                                                 1,352,483
 2,000,000  Greenwich Capital Commercial Funding Corp., Ser. 2005-GG3,
            Class AJ, AAA, Aaa (a) (d)
            4.86%, 8/10/42                                                                 1,831,616
 1,000,000  Greenwich Capital Commercial Funding Corp., Ser. 2005-GG5,
            Class AJ, AAA, Aaa (a) (d)
            5.48%, 4/10/37                                                                   931,656
 1,467,109  Impac Secured Assets CMN Owner Trust, Ser. 2007-3, Class A1A,
            AAA, Aaa (d)
            2.50%, 9/25/37                                                                 1,394,707
   700,000  JP Morgan Chase Commercial Mortgage Securities Corp.,
            Ser. 2002-C1, Class E, A-, A2 (b)
            6.14%, 7/12/37                                                                   684,653
 1,000,000  JP Morgan Chase Commercial Mortgage Securities Corp.,
            Ser. 2005-LDP3, Class AJ, AAA, Aaa (a) (d)
            5.11%, 8/15/42                                                                   913,278
 2,000,000  Morgan Stanley Capital I, Ser. 2005-HQ6, Class AJ, AAA, NR (a) (d)
            5.07%, 8/13/42                                                                 1,836,530
 1,250,000  Morgan Stanley Capital I, Ser. 2006- IQ12, Class AM, AAA, NR (a)
            5.37%, 12/15/43                                                                1,140,103
 1,000,000  Morgan Stanley Capital I, Ser. 2006-T23, Class AM, AAA, NR (a) (d)
            5.98%, 8/12/41                                                                   951,555
   145,000  SBA CMBS Trust, Ser. 2005-1A, Class D, NR, Baa2 (b)
            6.22%, 11/15/35                                                                  136,270

See notes to financial statements.

                                               Annual Report | May 31, 2008 | 15


GOF | Claymore/Guggenheim Strategic Opportunities Fund |
Portfolio of Investments continued

 PRINCIPAL
    AMOUNT  DESCRIPTION                                                                        VALUE
----------------------------------------------------------------------------------------------------

            COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,500,000  SBA CMBS Trust, Ser. 2005-1A, Class E, NR, Baa3 (b)
            6.71%, 11/15/35                                                             $  1,416,990
 2,000,000  TIAA Seasoned Commercial Mortgage Trust, Ser. 2007-C4,
            Class AJ, AAA, NR (a) (d)
            6.09%, 8/15/39                                                                 1,736,958
 2,000,000  Timberstar Trust, Ser. 2006-1A, Class A, AAA, Aaa (a) (b)
            5.67%, 10/15/36                                                                1,946,940
   750,000  Timberstar Trust, Ser. 2006-1A, Class C, A, A2 (a) (b)
            5.88%, 10/15/36                                                                  675,405
   100,000  Timberstar Trust, Ser. 2006-1A, Class D, BBB, Baa2 (b)
            6.21%, 10/15/36                                                                   85,219
 2,027,316  TW Hotel Funding 2005 LLC, Ser. 2005-LUX, Class A1, AAA, Aaa (a) (b) (d)
            2.76%, 1/15/21                                                                 1,963,061
 1,054,204  TW Hotel Funding 2005 LLC, Ser. 2005-LUX, Class L, BB+, Baa2 (b) (d)
            4.06%, 1/15/21                                                                   959,022
 2,000,000  Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20,
            Class AJ, AAA, Aaa (a) (d)
            5.32%, 7/15/42                                                                 1,853,134
 1,000,000  Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C21,
            Class AJ, AAA, Aaa (a) (d)
            5.38%, 10/15/44                                                                  928,593
----------------------------------------------------------------------------------------------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS - 24.3%
            (Cost $38,707,295)                                                            38,752,811
----------------------------------------------------------------------------------------------------

   NUMBER
OF SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------
           COMMON STOCK - 0.3%

           AIRLINES - 0.3%
  110,000  US Airways Group, Inc. (e) (f)                                                    435,600
----------------------------------------------------------------------------------------------------
           TOTAL COMMON STOCK - 0.3%
           (Cost $1,409,100)                                                                 435,600
----------------------------------------------------------------------------------------------------
           PREFERRED STOCK - 4.2%

           BANKS - 0.7%

   50,000  Santander Finance Preferred SA Unipersonal, 6.50% (Spain) (a)                   1,063,500
----------------------------------------------------------------------------------------------------

           DIVERSIFIED FINANCIAL SERVICES - 1.2%

   50,000  Deutsche Bank Contingent Capital Trust II, 6.55% (a)                            1,131,500
   37,600  Lehman Brothers Holdings, Inc., Ser. J, 7.95%                                     864,800
----------------------------------------------------------------------------------------------------
                                                                                           1,996,300
----------------------------------------------------------------------------------------------------

           INSURANCE - 0.9%

   20,000  Aegon NV, 6.375% (Netherlands) (a)                                                413,800
    3,800  ING Groep NV, 7.05% (Netherlands)                                                  91,124
   40,000  Torchmark Capital Trust III, 7.10% (a)                                            987,200
----------------------------------------------------------------------------------------------------
                                                                                           1,492,124
----------------------------------------------------------------------------------------------------
           REAL ESTATE INVESTMENT TRUST - 0.8%
   50,000  Public Storage, Ser. K, 7.25% (a)                                               1,210,000
----------------------------------------------------------------------------------------------------

   NUMBER
OF SHARES  DESCRIPTION                                                                         VALUE
----------------------------------------------------------------------------------------------------

           TELECOMMUNICATION SERVICES - 0.6%
    1,000  Centaur Funding Corp., 9.08% (Cayman Islands) (a) (b)                        $    977,188
----------------------------------------------------------------------------------------------------
           TOTAL PREFERRED STOCK - 4.2%
           (Cost $7,038,813)                                                               6,739,112
----------------------------------------------------------------------------------------------------

           EXCHANGE-TRADED FUNDS - 13.2%
   23,500  Consumer Discretionary Select Sector SPDR Fund (a) (e)                            759,285
   28,500  Consumer Staples Select Sector SPDR Fund (a) (e)                                  809,400
   12,500  Energy Select Sector SPDR Fund (a) (e)                                          1,075,000
   50,000  Financial Select Sector SPDR Fund (a) (e)                                       1,238,000
   27,500  Health Care Select Sector SPDR Fund (a) (e)                                       882,200
   24,000  Industrial Select Sector SPDR Fund (a) (e)                                        932,160
   31,000  Technology Select Sector SPDR Fund (a) (e)                                        785,850
   43,500  Ultra QQQ ProShares (a) (e)                                                     3,936,750
  144,000  Ultra S&P500 ProShares (a) (e)                                                 10,637,280
----------------------------------------------------------------------------------------------------

           TOTAL EXCHANGE-TRADED FUNDS - 13.2%
           (Cost $21,797,665)                                                             21,055,925
----------------------------------------------------------------------------------------------------

 PRINCIPAL
    AMOUNT                                                                                     VALUE
----------------------------------------------------------------------------------------------------

            U.S. GOVERNMENT AND AGENCY SECURITIES - 3.8%
$1,085,000  Federal Home Loan Bank System, Ser. HH19, AAA, Aaa
            7.00%, 6/18/19, Bonds (a) (d)                                               $  1,052,559
   500,000  Federal Home Loan Bank System, AAA, Aaa
            7.00%, 7/7/20, Bonds (a) (d)                                                     465,400
   310,000  Freddie Mac, Ser. MTN, AAA, Aaa
            5.25%, 5/29/18, Notes (a)                                                        309,318
 4,200,000  Freddie Mac, AAA, Aaa
            6.00%, 6/15/17 to 4/29/22, Notes (a)                                           4,256,875
----------------------------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES - 3.8%
            (Cost $6,000,180)                                                              6,084,152
----------------------------------------------------------------------------------------------------

            TERM LOANS - 22.1%

            AEROSPACE AND DEFENSE - 1.1%
 1,479,583  Colt Defense
            5.63%, 7/9/14, NR, B1 (d)                                                      1,368,615
   496,250  Total Safety Series C
            5.82%, 12/8/12, B, B2 (d)                                                        468,956
----------------------------------------------------------------------------------------------------
                                                                                           1,837,571
----------------------------------------------------------------------------------------------------
            Automobile - 1.4%
   992,500  Adesa, Inc.
            4.95%, 9/22/13, NR, Ba3 (d)                                                      924,266
 1,437,620  Harbor Freight Tools
            4.64%, 7/12/13, NR, B1 (d)                                                     1,250,729
----------------------------------------------------------------------------------------------------
                                                                                           2,174,995
----------------------------------------------------------------------------------------------------

See notes to financial statements.

16 | Annual Report | May 31, 2008


GOF | Claymore/Guggenheim Strategic Opportunities Fund |
Portfolio of Investments continued

 PRINCIPAL
    AMOUNT  DESCRIPTION                                                                        VALUE
----------------------------------------------------------------------------------------------------

            CONSUMER PRODUCTS - 0.6%
$  992,485  Navisite, Inc.
            8.65%, 9/19/14, B-, B3 (d)                                                  $    903,161
----------------------------------------------------------------------------------------------------

            DIVERSIFIED/CONGLOMERATE SERVICE - 2.3%
   953,778  Billing Services Group
            7.00%, 12/28/14, NR, B1 (d)                                                      939,471
   995,000  Compucom Systems
            5.89%, 8/13/14, BB, Ba2 (d)                                                      895,500
 1,492,500  First Data Corp.
            5.17%, 9/24/14, BB-, Ba3 (d)                                                   1,388,195
   496,250  Terremark Worldwide, Inc.
            6.45%, 7/30/14, B, NR (d)                                                        473,919
----------------------------------------------------------------------------------------------------
                                                                                           3,697,085
----------------------------------------------------------------------------------------------------

            ELECTRONICS - 2.8%
   995,338  Caritor, Inc.
            4.64%, 6/4/13, BB-, B1 (d)                                                       742,771
   500,000  Clientlogic Corp.
            5.16%, 1/30/14, B+, B2 (d)                                                       405,000
 1,246,843  Freescale Semiconductor, Inc.
            4.58%, 11/29/13, BB, Baa3 (d)                                                  1,125,134
 1,492,500  GXS Corp.
            7.02%, 10/18/14, B+, Ba3 (d)                                                   1,453,322
   917,241  Network Solutions LLC
            5.13%, 9/26/14, B, B1 (d)                                                        775,069
----------------------------------------------------------------------------------------------------
                                                                                           4,501,296
----------------------------------------------------------------------------------------------------

            FOOD & BEVERAGES - 0.9%
     90,245 OSI Restaurant Partners, Revolver
            2.67%, 8/29/14, BB-, B1 (d)                                                       78,084
 1,114,265  OSI Restaurant Partners
            5.00%, 6/14/14, BB-, B1 (d)                                                      964,118
   500,000  Panda Restaurant
            6.60%, 8/23/17, NR, NR (d)                                                       467,275
----------------------------------------------------------------------------------------------------
                                                                                           1,509,477
----------------------------------------------------------------------------------------------------

            GAMING - 1.0%
   410,285  Cannery Casino Resorts LLC
            4.95%, 9/18/14, BB-, B2 (d)                                                      396,438
   147,638  Cannery Casino Resorts LLC, Revolver
            5.24%, 9/18/14, BB-, B2 (d)                                                      142,655
 1,000,000  PITG Gaming
            11.00%, 6/13/08, NR, B3 (d)                                                      970,000
----------------------------------------------------------------------------------------------------
                                                                                           1,509,093
----------------------------------------------------------------------------------------------------


 PRINCIPAL
    AMOUNT  DESCRIPTION                                                                        VALUE
----------------------------------------------------------------------------------------------------

            HEALTHCARE, EDUCATION & CHILDCARE - 3.4%
$  882,218  Aurora Diagnostics LLC
            7.00%, 12/10/12, NR, B3 (d)                                                 $    873,396
   468,664  Compsych
            5.41%, 7/31/14, B, B2 (d)                                                        440,544
   997,487  Embanet
            5.46%, 6/28/12, B, B2 (d)                                                        922,676
 1,496,250  PRA International
            8.08%, 11/16/14, BB-, B1 (d)                                                   1,413,956
   940,671  Renal Advantage, Inc.
            5.26%, 9/11/14, BB-, B1 (d)                                                      884,230
   995,000  TUI University LLC
            6.02%, 7/2/14, B-, B2 (d)                                                        895,500
----------------------------------------------------------------------------------------------------
                                                                                           5,430,302
----------------------------------------------------------------------------------------------------

            HOME & OFFICE FURNISHINGS - 0.6%
 1,030,702  Centaur LLC
            6.70%, 11/9/14, BB-, B1 (d)                                                      891,557
----------------------------------------------------------------------------------------------------

            INSURANCE - 0.3%
   479,371  QTC Management
            4.64%, 11/10/12, B+, B2 (d)                                                      409,862
----------------------------------------------------------------------------------------------------

            LEISURE - 0.9%
 1,492,500  Bushnell Performance Optics
            6.45%, 8/24/13, BB-, Ba3 (d)                                                   1,388,025
----------------------------------------------------------------------------------------------------

            OIL & GAS - 0.8%
 1,324,267  Calumet Lubricants Co.
            6.66%, 12/28/14, NR, B1 (d)                                                    1,181,909
   172,414  Calumet Lubricants Co., Credit Link Deposit Facility
            6.66%, 12/28/14, NR, B1 (d)                                                      153,879
----------------------------------------------------------------------------------------------------
                                                                                           1,335,788
----------------------------------------------------------------------------------------------------

            PRINTING & PUBLISHING - 0.9%
   992,500  Advanstar Communications
            4.92%, 9/20/14, B+, B1 (d)                                                       794,000
   746,222  Idearc, Inc.
            4.69%, 11/17/14, BBB-, Ba2 (d)                                                   622,722
----------------------------------------------------------------------------------------------------
                                                                                           1,416,722
----------------------------------------------------------------------------------------------------

            RETAIL STORES - 4.5%
 1,492,462  David's Bridal, Inc.
            4.70%, 1/31/14, B, B2 (d)                                                      1,309,636
 1,243,750  Deb Shops, Inc.
            5.65%, 4/23/14, BB-, Ba3 (d)                                                   1,119,375
 1,500,000  Dollar General
            5.65%, 7/6/14, B+, B2 (d)                                                      1,390,833
 1,000,000  Guitar Center
            5.90%, 10/9/13, B-, B2 (d)                                                       895,000

See notes to financial statements.

                                               Annual Report | May 31, 2008 | 17


GOF | Claymore/Guggenheim Strategic Opportunities Fund |
Portfolio of Investments continued

 PRINCIPAL
    AMOUNT  DESCRIPTION                                                                        VALUE
----------------------------------------------------------------------------------------------------

            RETAIL STORES (continued)
$  892,500  HH Gregg Appliances, Inc.
            4.92%, 9/12/14, B+, B2 (d)                                                  $    816,638
   992,500  Mattress Firm
            5.15%, 10/23/14, B, Ba3 (d)                                                      719,563
 1,000,000  QVC, Inc.
            3.39%, 3/3/11, NR, NR (d)                                                        970,000
----------------------------------------------------------------------------------------------------
                                                                                           7,221,045
----------------------------------------------------------------------------------------------------
            TRANSPORTATION - 0.6%
   995,000  Carey International, Inc.
            8.25%, 10/29/14, B, B1 (d)                                                        995,000
----------------------------------------------------------------------------------------------------
            TOTAL TERM LOANS - 22.1%
            (Cost $37,248,649)                                                             35,220,979
----------------------------------------------------------------------------------------------------
            TOTAL LONG-TERM INVESTMENTS - 127.9%
            (Cost $214,909,012)                                                           204,030,154
----------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS - 19.0%

            U.S. GOVERNMENT AGENCY SECURITIES - 18.1%
 28,920,000 Federal Home Loan Bank Discount Notes, NR, NR
            1.44% to 1.98%, 6/2/08 to 6/9/08, Discount Notes
            (Cost $28,912,366)                                                             28,914,261
----------------------------------------------------------------------------------------------------

   NUMBER
OF SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------

           MONEY MARKET FUNDS - 0.9%
1,380,586  AIM Government & Agency Money Market
           (Cost $1,380,586)                                                               1,380,586
----------------------------------------------------------------------------------------------------
           TOTAL SHORT-TERM INVESTMENTS - 19.0%
           (Cost $30,292,952)                                                             30,294,847
----------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS - 146.9%
           (Cost $245,201,964)                                                           234,325,001
           Other Assets in excess of Liabilities - 1.0%                                    1,514,143
           Total Options Written - (0.2%)                                                   (313,837)
           Reverse Repurchase Agreements - (47.7%)                                       (76,016,239)
----------------------------------------------------------------------------------------------------
           NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%                        $159,509,068
----------------------------------------------------------------------------------------------------

AB - Stock Company
ACB - America's Cooperative Bank
CBO - Collateralized Bond Obligation
CDO - Collateralized Debt Obligation
CLO - Collateralized Loan Obligation
CMBS - Commercial Mortgage-Backed Security
FCB - Farmers Credit Bureau
LLC - Limited Liability Company
Ltd. - Limited
NA - National Association
NV - Publicly Traded Company
PLC - Public Limited Company
REMIC - Real Estate Mortgage Investment Conduit
SA - Corporation

(a) All or a portion of this security has been segregated in connection with swap agreements, options and reverse repurchase agreements. As of May 31, 2008, the total amount segregated in connection with reverse repurchase agreements was $96,648,456.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2008, these securities amounted to 49.2% of net assets applicable to common shares.

(c) Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

(d)  Floating or Variable Rate Coupon.

(e) All or a portion of this security position represents cover for outstanding options written.

(f)  Non-income producing security.

Ratings shown are per Standard & Poor's and Moody's. Securities classified as NR are not rated.

Securities are classified by sectors that represent broad groupings of related industries.

CONTRACTS
(100 SHARES                                                EXPIRATION      EXERCISE
PER CONTRACT)  COVERED CALL OPTIONS WRITTEN (F)                  DATE         PRICE         VALUE
-------------------------------------------------------------------------------------------------
          235  Consumer Discretionary Select Sector
               SPDR Fund                                    June 2008        $34.00     $   2,350
          285  Consumer Staples Select Sector SPDR Fund     June 2008         29.00         2,850
          125  Energy Select Sector SPDR Fund               June 2008         89.00        13,500
          500  Financial Select Sector SPDR Fund            June 2008         27.00         5,750
          275  Health Care Select Sector SPDR Fund          June 2008         32.00        12,375
          240  Industrial Select Sector SPDR Fund           June 2008         40.00         4,200
          310  Technology Select Sector SPDR Fund           June 2008         26.00         4,650
          435  Ultra QQQ ProShares                          June 2008         91.00       134,850
        1,440  Ultra S&P500 ProShares                       June 2008         77.00       133,200
        1,100  US Airways Group, Inc.                       June 2008         10.00           112
-------------------------------------------------------------------------------------------------
               TOTAL COVERED CALL OPTIONS WRITTEN
               (Premiums received $888,256)                                             $ 313,837
-------------------------------------------------------------------------------------------------

See notes to financial statements.

18 | Annual Report | May 31, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Statement of Assets and Liabilities|May 31, 2008

ASSETS
   Investments in securities, at value (cost $245,201,964)                                        $234,325,001
   Investments sold receivable                                                                       2,615,900
   Interest receivable                                                                               1,642,875
   Unrealized appreciation on swaps                                                                    211,974
   Dividends receivable                                                                                 25,946
   Other assets                                                                                        547,412
--------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 239,369,108
--------------------------------------------------------------------------------------------------------------
LIABILITIES
   Reverse repurchase agreements                                                                    76,016,239
   Payable for securities purchased                                                                  1,974,063
   Options written at value (premiums received of $888,256)                                            313,837
   Due to custodian                                                                                     23,536
   Unrealized depreciation on swaps                                                                    845,060
   Advisory fee payable                                                                                198,212
   Interest due on borrowings                                                                          298,077
   Unrealized depreciation on unfunded commitments                                                      23,362
   Administration fee payable                                                                            5,235
   Accrued expenses and other liabilities                                                              162,419
--------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             79,860,040
--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $159,509,068
==============================================================================================================
COMPOSITION OF NET ASSETS
Common stock, $.01 par value per share; unlimited number of shares authorized, 9,105,240
  shares issued and outstanding                                                                   $     91,052
Additional paid-in capital                                                                         170,195,934
Accumulated net realized loss on investments, options and swaps                                        (37,805)
Net unrealized depreciation on investments, options and swaps                                      (10,958,992)
Accumulated undistributed net investment income                                                        218,879
--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $159,509,068
==============================================================================================================
NET ASSET VALUE (based on 9,105,240 common shares outstanding)                                    $      17.52
==============================================================================================================


See notes to financial statements.

                                               Annual Report | May 31, 2008 | 19

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Statement of Operations | For the period July 27, 2007* through May 31, 2008

INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $1,446)                       $    918,256
   Interest                                                                       11,080,450
---------------------------------------------------------------------------------------------------------------
      Total income                                                                                $ 11,998,706
---------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment advisory fee                                                         1,966,137
   Professional fees                                                                 115,989
   Fund accounting fee                                                                99,122
   Printing expense                                                                   60,749
   Trustees' fees and expenses                                                        52,527
   Administration fee                                                                 51,770
   Custodian fee                                                                      40,816
   Miscellaneous                                                                      18,780
   NYSE listing fee                                                                   18,000
   Transfer agent fee                                                                 15,290
   Insurance                                                                           3,012
   Interest expense on borrowings                                                  2,335,032
---------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                 4,777,224
---------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                          7,221,482
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
      Investments                                                                                   (4,611,847)
      Options                                                                                        6,783,371
      Swaps                                                                                           (288,219)
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                  (10,876,963)
      Options                                                                                          574,419
      Swaps                                                                                           (633,086)
      Unfunded commitments                                                                             (23,362)
---------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTIONS AND SWAP TRANSACTIONS                   (9,075,687)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $ (1,854,205)
===============================================================================================================
* Commencement of investment operations.


See notes to financial statements.

20 | Annual Report | May 31, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Statement of Changes in Net Assets | For the period July 27, 2007* through May 31, 2008

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income                                                                          $  7,221,482
   Net realized gain on investments, options and swaps                                               1,883,305
   Net change in unrealized depreciation on investments, options, swaps and
    unfunded commitments                                                                           (10,958,992)
--------------------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from operations                                          (1,854,205)
--------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
   Net investment income                                                                            (8,923,713)
   Return of capital                                                                                (3,259,098)
--------------------------------------------------------------------------------------------------------------
   Total distribution                                                                              (12,182,811)
--------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Net proceeds from the issuance of common shares                                                 173,810,000
   Common share offering costs charged to paid-in capital                                             (364,000)
--------------------------------------------------------------------------------------------------------------
      Net increase from capital share transactions                                                 173,446,000
--------------------------------------------------------------------------------------------------------------
   Total increase in net assets                                                                    159,408,984

NET ASSETS
   Beginning of period                                                                                 100,084
--------------------------------------------------------------------------------------------------------------
   End of period (including accumulated undistributed net investment income $218,879)             $159,509,068
==============================================================================================================


* Commencement of investment operations.

See notes to financial statements.

                                               Annual Report | May 31, 2008 | 21

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Statement of Cash Flows | For the period July 27, 2007* through May 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net decrease in net assets resulting from operations                                           $ (1,854,205)
--------------------------------------------------------------------------------------------------------------
ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH
 USED IN OPERATING AND INVESTING ACTIVITIES:
   Net unrealized depreciation on investments                                                       10,876,963
   Net unrealized appreciation on options                                                             (574,419)
   Net unrealized depreciation on swaps                                                                633,086
   Net unrealized depreciation on unfunded commitments                                                  23,362
   Net accretion of bond discount and amortization of bond premium                                    (485,303)
   Net realized gain on investments and options                                                     (2,171,524)
   Purchase of long-term investments (including options exercised)                                (689,953,444)
   Proceeds from sale of long-term investments                                                     464,840,352
   Net change in short-term investments                                                            (30,294,847)
   Increase in dividends receivable                                                                    (25,946)
   Increase in interest receivable                                                                  (1,642,875)
   Increase in receivable for investments sold                                                      (2,615,900)
   Increase in other assets                                                                           (547,412)
   Increase in payable for securities purchased                                                      1,974,063
   Due to custodian                                                                                     23,536
   Increase in interest due on borrowings                                                              298,077
   Premiums received on call options written                                                        13,751,058
   Increase in advisory fee payable                                                                    198,212
   Increase in administration fee payable                                                                5,235
   Increase in accrued expenses and other liabilities                                                  162,419
--------------------------------------------------------------------------------------------------------------
      Net Cash Used in Operating and Investing Activities                                         (237,379,512)
--------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Net proceeds from the issuance of common shares                                                 173,810,000
   Distributions paid to common shareholders                                                       (12,182,811)
   Net short-term borrowings on reverse repurchase agreements                                       76,016,239
   Offering expenses in connection with the issuance of common shares                                 (364,000)
--------------------------------------------------------------------------------------------------------------
      Net Cash Provided by Financing Activities                                                    237,279,428
--------------------------------------------------------------------------------------------------------------
   Net decrease in cash                                                                               (100,084)
CASH AT BEGINNING OF PERIOD                                                                            100,084
--------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                                             $          -
==============================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION: CASH PAID DURING THE PERIOD FOR INTEREST        $  2,036,955
==============================================================================================================


* Commencement of investment operations.

See notes to financial statements.

22 | Annual Report | May 31, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Financial Highlights|

                                                                                                  FOR THE PERIOD
                                                                                                  JULY 27, 2007*
PER SHARE OPERATING PERFORMANCE                                                                          THROUGH
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                MAY 31, 2008
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $        19.10(b)
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                                                                 0.79
   Net realized and unrealized gain (loss) on investments, options and swap transactions                    (0.99)
------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                                      (0.20)
------------------------------------------------------------------------------------------------------------------------
COMMON SHARE OFFERING EXPENSES CHARGED TO PAID-IN-CAPITAL                                                   (0.04)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
   Net investment income                                                                                    (0.98)
   Return of capital                                                                                        (0.36)
------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                                                      (1.34)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                     $        17.52
========================================================================================================================
MARKET VALUE, END OF PERIOD                                                                        $        16.78
========================================================================================================================
TOTAL INVESTMENT RETURN (c)
   Net asset value                                                                                          -1.40%
   Market value                                                                                             -9.41%
RATIOS AND SUPPLEMENTAL DATA
Net assets, applicable to common shareholders, end of period (thousands)                           $      159,509
Ratios to Average Net Assets applicable to Common Shares:
   Total expenses, excluding interest expense                                                                1.72%(d)(g)
   Total expenses, including interest expense                                                                3.36%(d)(g)
   Net investment income, including interest expense                                                         5.08%(d)
Ratios to Average Managed Assets: (e)
   Total expenses, excluding interest expense                                                                1.24%(d)(g)
   Total expenses, including interest expense                                                                2.43%(d)(g)
   Net investment income, including interest expense                                                         3.67%(d)
Portfolio turnover                                                                                            210%
Senior Indebtedness
   Total Borrowings outstanding (in thousands)                                                     $       76,016
   Asset coverage per $1,000 of indebtedness (f)                                                   $        3,098
------------------------------------------------------------------------------------------------------------------------


*    Commencement of operations.

(a)  Based on average shares outstanding during the period.

(b)  Before deduction of offering expenses charged to capital.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) Managed assets is equal to net assets applicable to common shareholders plus average outstanding leverage.

(f) Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

(g) The ratios of total expenses to average net assets applicable to common shares and to average managed assets do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the net impact to the expense ratios would be 0.04% and 0.03%, respectively.

See notes to financial statements.


                                               Annual Report | May 31, 2008 | 23

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Notes to Financial Statements | May 31, 2008

Note 1 - ORGANIZATION:

Claymore/Guggenheim Strategic Opportunities Fund (the "Fund") was organized as a Delaware statutory trust on November 13, 2006. The fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act").

The Fund's primary investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 - ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal Over-the-Counter ("OTC") market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities, including term loans, are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Foreign securities are valued based on prices translated from the local currency into U.S. dollars using the current exchange rate. The Fund's securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Investment Companies are valued at the last available closing price. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) SWAPS

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Credit default swap transactions involve the Fund's agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap as disclosed in Note 5, to the buyer in the event of an adverse credit event of the issuer.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts.Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(d) COVERED CALL OPTIONS

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund's common shareholders. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(e) DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 - INVESTMENT ADVISORY AGREEMENT,
         SUB-ADVISORY AGREEMENT AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC ("the Adviser"), the Adviser will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of Guggenheim Partners

24 | Annual Report | May 31, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Notes to Financial
      Statements continued

Asset Management, Inc. (the "Sub-Adviser"), provide personnel including certain officers required for the Fund's administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund's average managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily managed assets.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Advisor receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

MANAGED ASSETS                                                    RATE
======================================================================
First $200,000,000                                             0.0275%
Next $300,000,000                                              0.0200%
Next $500,000,000                                              0.0150%
Over $1,000,000,000                                            0.0100%

For the period ended May 31, 2008 the Fund recognized expenses of approximately $51,800 for these services.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser or the Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 - FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At May 31, 2008 the following reclassification were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts and swaps. Net investment income, net realized gains and net assets were not affected by these changes.

              UNDISTRIBUTED      ACCUMULATED
            NET INVESTMENT     NET REALIZED
              INCOME/(LOSS)      GAIN/(LOSS)     PAID IN CAPITAL
================================================================
                 $1,921,110     $(1,921,110)                  $0
----------------------------------------------------------------

Information on the components of investments, excluding written options, and net assets as of May 31, 2008 is as follows:

     COST OF                                             NET TAX
 INVESTMENTS      GROSS TAX        GROSS TAX          UNREALIZED
     FOR TAX     UNREALIZED       UNREALIZED        DEPRECIATION
    PURPOSES   APPRECIATION     DEPRECIATION      ON INVESTMENTS
================================================================
$245,239,769     $1,455,192    $(12,369,960)       $(10,914,768)
----------------------------------------------------------------

                                    NET TAX
                                 UNREALIZED
                               APPRECIATION/       UNDISTRIBUTED
                              (DEPRECIATION)            ORDINARY
                              ON DERIVATIVES             INCOME/
                                 AND FOREIGN        (ACCUMULATED
                                    CURRENCY      ORDINARY LOSS)
================================================================
                                    $657,031          $(520,181)
----------------------------------------------------------------

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales and additional loss accrued for tax purposes on swaps.

For federal income tax purposes, as of May 31, 2008, the Fund has no capital loss carryforward.

For the year ended May 31, 2008, the tax character of distributions paid to common shareholders as reflected in the statement of changes in net assets was as follows:

DISTRIBUTIONS FROM                                            2008
==================================================================
Ordinary Income                                        $ 8,921,896
Capital Gain                                                 1,817
Return of Capital                                        3,259,098
------------------------------------------------------------------
                                                       $12,182,811
==================================================================

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN48"). FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expenses in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of May 31, 2008. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the period year-end May 31, 2008. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in twelve months.

FIN 48 requires the Fund to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. As of May 31, 2008, open Federal and state income tax years include the tax year ended May 31, 2008. The Fund has no examination in progress.

Note 5 - INVESTMENTS IN SECURITIES:

During the period ended May 31, 2008, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $683,874,013 and $464,840,352, respectively.


                                               Annual Report | May 31, 2008 | 25

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Notes to Financial
      Statements continued

The Fund entered into swap agreements during the period ended May 31, 2008 to potentially enhance return. Details of the swap agreements outstanding as of May 31, 2008 are as follows:

CREDIT DEFAULT SWAPS
                                                                                                     PAY/
                                                                                  NOTIONAL        RECEIVE              UNREALIZED
                        REFERENCE                   BUY/SELL      TERMINATION       AMOUNT          FIXED           APPRECIATION/
COUNTERPARTY            ENTITY                    PROTECTION             DATE      (000'S)           RATE            DEPRECIATION
=================================================================================================================================
Goldman Sachs*          Bank of America                  Buy         06/20/13   $    5,000          0.98%             $   (52,313)
Goldman Sachs*          Wells Fargo & Company            Buy         06/20/13   $    5,000          0.99                  (56,425)
Goldman Sachs**         Basket of 110 distinct
                        corporate entities              Sell         09/21/1 4  $    3,000          1.18                 (630,322)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $  (739,060)
=================================================================================================================================


INTEREST RATE SWAPS

                                                                                       PAY/
                                                                      NOTIONAL      RECEIVE       UNREALIZED
                                                 TERMINATION            AMOUNT        FIXED    APPRECIATION/
COUNTERPARTY                  FLOATING RATE             DATE           (000'S)         RATE     DEPRECIATION
------------------------------------------------------------------------------------------------------------
Goldman Sachs**               3 Month LIBOR         01/04/38     $      10,000         5.86%   $    113,624
Goldman Sachs**               3 Month LIBOR         01/04/38$           10,000        5.675          98,350
HSBC**                        3 Month LIBOR         01/09/23     $       5,000         7.70        (106,000)
------------------------------------------------------------------------------------------------------------
                                                                                               $    105,974
============================================================================================================
TOTAL UNREALIZED APPRECIATION/(DEPRECIATION) FOR SWAP AGREEMENTS:                              $   (633,086)
============================================================================================================


* For the swaps noted, the Fund pays the fixed rate and receives the floating rate.

** For the swaps noted, the Fund pays the floating rate and receives the fixed rate.

The market value of the swaps outstanding reflects the current receivable and payable for the floating rate and fixed rate, which may have different payment dates.

Transactions in option contracts during the period ended May 31, 2008 were as follows:

                                             NUMBER OF CONTRACTS         PREMIUMS RECEIVED
==========================================================================================
Options outstanding, beginning of period                       -             $           -
Options written during the period                         95,008                13,751,058
Options expired during the period                        (33,004)               (4,090,911)
Options closed during the period                         (29,022)               (3,533,667)
Options assigned during the period                       (28,037)               (5,238,224)
------------------------------------------------------------------------------------------
Options outstanding, end of period                         4,945             $     888,256
==========================================================================================


Note 6 - REVERSE REPURCHASE AGREEMENTS:

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. Such agreements are considered to be borrowings under the 1940 Act. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. The average daily balance during the period for which reverse repurchase agreements were outstanding amounted to $64,191,212. The weighted average interest rate was 4.38%. As of May 31, 2008, the total amount segregated in connection with reverse repurchase agreements was $96,648,456. At the period end, there was $76,016,239 in reverse repurchase agreements outstanding.

Note 7 - LOAN COMMITMENTS

Pursuant to the terms of certain of the Term Loan agreements, the Fund had unfunded loan commitments of $470,895 as of May 31, 2008. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. The unrealized depreciation on these commitments of $23,362 as of May 31, 2008 is reported as "Unrealized depreciation on unfunded commitments" on the Statement of Assets and Liabilities.

At May 31, 2008, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

                                PRINCIPAL                      UNREALIZED
BORROWER                           AMOUNT     APPRECIATION/(DEPRECIATION)
=========================================================================
Aurora Diagnostics, LLC          $ 99,600                       $   (268)
Cannery Casino Resorts            188,976                          2,622
Centaur, LLC                      219,298                        (25,716)
-------------------------------------------------------------------------
                                 $507,874                       $(23,362)
=========================================================================

Note 8 - CAPITAL:

COMMON SHARES

In connection with its organization process, the Fund sold 5,240 shares of beneficial interest to Claymore Securities, Inc., an affiliate of the Adviser, for consideration of $100,084 at a price of $19.10 per share. The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 9,105,240 issued and outstanding. Of this amount, the Fund issued 9,100,000 shares of common stock in its initial public offering. These shares were issued at $19.10 per share after deducting the sales load but before underwriters' expense reimbursement.

Offering costs, estimated at $364,000 or $0.04 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser and Sub-Advisor have agreed to pay offering costs (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.04 per common share.

Note 9 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 - ACCOUNTING PRONOUNCEMENTS:

In September 2006, the FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. SFAS 157 is effective for financial statements issues for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of May 31, 2008, the Fund does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements; however, additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In March 2008, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and
c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of May 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

26 | Annual Report | May 31, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Report of Independent Registered Public Accounting Firm |

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

We have audited the accompanying statement of assets and liabilities of Claymore/Guggenheim Strategic Opportunities Fund (the "Fund"), including the portfolio of investments, as of May 31, 2008, and the related statements of operations and cash flows, the statement of changes in net assets, and the financial highlights for the period from July 27, 2007 (commencement of investment operations) through May 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Claymore/Guggenheim Strategic Opportunities Fund at May 31, 2008, and the results of its operations and its cash flows, the changes in its net assets, and financial highlights for the period from July 27, 2007 (commencement of investment operations) through May 31, 2008, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois
July 28, 2008

                                               Annual Report | May 31, 2008 | 27

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Supplemental Information | (unaudited)


FEDERAL INCOME TAX INFORMATION

Qualified dividend income of as much as $611,013 was received by the Fund through May 31, 2008. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund is designating $1,817 as long-term capital gain distributions pursuant to IRC Section 852(b)(3)(C).

For corporate shareholders, $569,468 of investment income qualifies for the dividends-received deduction.

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2008.


TRUSTEES

The Trustees of the Claymore/Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:


NAME, ADDRESS*, YEAR           TERM OF OFFICE**         PRINCIPAL OCCUPATIONS DURING       NUMBER OF PORTFOLIOS      OTHER
OF BIRTH AND POSITION(S)       AND LENGTH OF            THE PAST FIVE YEARS AND            IN THE FUND COMPLEX***    DIRECTORSHIPS
HELD WITH REGISTRANT           TIME SERVED              OTHER AFFILIATIONS                  OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes              Since 2007               Private Investor. Formerly, Senior        41                 None.
Year of Birth: 1951                                     Vice President & Treasurer, PepsiCo,
Trustee                                                 Inc. (1993-1997), President, Pizza
                                                        Hut International (1991-1993) and
                                                        Senior Vice President, Strategic
                                                        Planning and New Business Development
                                                        (1987-1990) of PepsiCo, Inc.
                                                        (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg               Since 2007               Partner of Nyberg & Cassioppi, LLC, a     44                 None.
Year of birth: 1953                                     law firm specializing in corporate law,
Trustee                                                 estate planning and business transactions
                                                        (2000-present). Formerly, Executive Vice
                                                        President, General Counsel and Corporate
                                                        Secretary of Van Kampen Investments
                                                        (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.          Since 2007               Retired. Formerly, Vice President,        41                 None.
Year of birth: 1958                                     Manager and Portfolio Manager of Nuveen
Trustee                                                 Asset Management (1998-1999), Vice
                                                        President of Nuveen Investment Advisory
                                                        Corp. (1992-1999), Vice President and
                                                        Manager of Nuveen Unit Investment Trusts
                                                        (1991-1999), and Assistant Vice
                                                        President and Portfolio Manager of Nuveen
                                                        Unit Investment Trusts (1988-1999), each
                                                        of John Nuveen & Co., Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso+              Since 2007               Attorney. Formerly, Senior Managing       44                 None.
Year of birth: 1965                                     Director and Chief Administrative
Trustee                                                 Officer (2007-2008) and General Counsel
                                                        (2001-2007) of Claymore Advisors, LLC
                                                        and Claymore Securities, Inc. Formerly,
                                                        Assistant General Counsel, John Nuveen
                                                        and Co., Inc. (1999-2000). Former Vice
                                                        President and Associate General Counsel
                                                        of Van Kampen Investments, Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------


* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
     -Messrs. Barnes and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.
     -Messrs. Nyberg and Toupin, as Class II Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund as a result of his former position as an officer of and his equity ownership in the Fund's Adviser and certain of its affiliates.

28 | Annual Report | May 31, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Supplemental
      Information (unaudited) continued

OFFICERS

The officers of the Claymore/Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

                                                   TERM OF OFFICE** AND
NAME, ADDRESS* AND AGE   POSITION                  LENGTH OF TIME SERVED    PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell        Chief Executive Officer   Effective May 29, 2008   Senior Managing Director, Chief Investment Officer
Year of birth: 1955                                                         (2008-present) of Claymore Advisors, LLC and Claymore
                                                                            Securities, Inc.; Chief Executive Officer of certain
                                                                            funds in the Fund Complex. Formerly, Managing Director
                                                                            in charge of Research (2000-2007) for Nuveen Asset
                                                                            Management.
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson        Chief Legal Officer       Effective May 29, 2008   Senior Managing Director, General Counsel and Corporate
Year of birth: 1959                                                         Secretary (2007-present) of Claymore Advisors, LLC and
                                                                            Claymore Securities, Inc.; Chief Legal Officer of
                                                                            certain funds in the Fund Complex. Formerly, Associate
                                                                            General Counsel (2000- 2007) of NYSE Euronext, Inc.
                                                                            Formerly, Archipelago Holdings, Inc. Senior Managing
                                                                            Director and Associate General Counsel (1997-2000) of
                                                                            ABN Amro Inc. Formerly, Senior Counsel in the
                                                                            Enforcement Division (1989-1997) of the U.S. Securities
                                                                            and Exchange Commission.
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill           Chief Financial Officer,  Officer since 2007       Senior Managing Director (2005-present) and Chief
Year of birth: 1964      Chief Accounting Officer                           Financial Officer (2005-2006), Managing Director
                         and Treasurer                                      (2003-2005) of Claymore Advisors, LLC and Claymore
                                                                            Securities, Inc.; Chief Financial Officer, Chief
                                                                            Accounting Officer and Treasurer of certain funds in the
                                                                            Fund Complex. Formerly, Treasurer of Henderson Global
                                                                            Funds and Operations Manager for Henderson Global
                                                                            Investors (NA) Inc. (2002-2003); Managing Director,
                                                                            FrontPoint Partners LLC (2001-2002); Vice President,
                                                                            Nuveen Investments (1999-2001); Chief Financial Officer,
                                                                            Skyline Asset Management LP, (1999); Vice President,
                                                                            Van Kampen Investments and Assistant Treasurer, Van
                                                                            Kampen mutual funds (1989-1999).
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Mathiasen        Secretary                 Officer since 2008       Assistant Vice President; Assistant General Counsel of
Year of birth: 1978                                                         Claymore Securities, Inc. (2007-present). Secretary of
                                                                            certain funds in the Fund Complex. Previously,
                                                                            Law Clerk, Idaho State Courts (2003-2006).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon              Chief Compliance Officer  Officer since 2007       Vice President - Fund Compliance Officer of Claymore
Year of birth: 1957                                                         Securities, Inc. (2006-present). Chief Compliance
                                                                            Officer of certain funds in the Fund Complex.
                                                                            Previously, Chief Compliance Officer/Assistant Secretary
                                                                            of Harris Investment Management, Inc. (2003-2006).
                                                                            Director-Compliance of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Roy Corr                 Vice President            Officer since 2008       Senior Managing Director, Chief Operating Officer for
Year of Birth: 1964                                                         Guggenheim Partners Asset Management, Inc.
                                                                            (2002-present)
------------------------------------------------------------------------------------------------------------------------------------


*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

                                               Annual Report | May 31, 2008 | 29

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Dividend Reinvestment Plan|

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone Number:
(866) 488-3559.

30 | Annual Report | May 31, 2008

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Fund Information |

BOARD OF TRUSTEES

Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of and his equity ownership in the Adviser and certain of its affiliates.

OFFICERS
J. Thomas Futrell
Chief Executive Officer

Kevin Robinson
Chief Legal Officer

Steven M. Hill
Chief Financial Officer, Chief
Accounting Officer and Treasurer

Mark E. Mathiasen
Secretary

Bruce Saxon
Chief Compliance Officer

Roy Corr
Vice President

INVESTMENT ADVISER
AND ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

INVESTMENT SUB-ADVISER
Guggenheim Partners Asset Management, Inc.
Santa Monica, California

ACCOUNTING AGENT, CUSTODIAN
AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Fund's Administrator, Custodian and Transfer Agent:

The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286;
(866) 488-3559.

This report is sent to shareholders of Claymore/Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 949-3837. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling
(888) 949-3837 or by accessing the Funds' Form N-PX on the SEC's website at www.sec.gov or www.claymore.com. The Fund file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In June 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.



                                               Annual Report | May 31, 2008 | 31

GOF | Claymore/Guggenheim Strategic Opportunities Fund

About the Fund Manager |


GUGGENHEIM PARTNERS ASSET MANAGEMENT, INC.

Guggenheim Partners Asset Management, Inc. ("Guggenheim") is a wholly owned subsidiary of Guggenheim Partners, LLC, a diversified financial services firm with more than 525 dedicated professionals. The firm provides capital markets services, portfolio and risk management expertise, wealth management, investment advisory and family office services. Clients are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim with the supervision of more than $100 billion of assets. The firm provides clients service from a global network of offices throughout the Americas, Europe, and Asia.

INVESTMENT PHILOSOPHY

Guggenheim's investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

INVESTMENT PROCESS

Guggenheim's investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as Guggenheim's Dynamic Financial Analysis Model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuer or with investment banks and dealers involved in the origination of such securities.

CLAYMORE SECURITIES, INC.                                GOF
2455 Corporate West Drive                               LISTED
Lisle, IL 60532                                          NYSE
Member FINRA/SIPC
(07/08)                                                 GOF-AR-0508

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  No information need be disclosed pursuant to this paragraph.

(c) During the registrant's fiscal year ended May 31, 2008, the Code of Ethics was not amended.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)  Not applicable.

(f)  (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

     (2)  Not applicable.

     (3)  Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an "independent" Trustee for purposes of Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert doesn't affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed for the registrant's initial fiscal period from the registrant's inception date of July 27, 2007, through May 31, 2008, for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements were approximately $43,000.

(b) Audit-Related Fees: the aggregate fees billed for the registrant's initial fiscal period from the registrant's inception date of July 27, 2007, through May 31, 2008, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
     (a) of this Item were $0.

(c) Tax Fees: the aggregate fees billed for the registrant's initial fiscal period from the registrant's inception date of July 27, 2007, through May 31, 2008, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000.

(d) All Other Fees: the aggregate fees billed for the registrant's initial fiscal period from the registrant's inception date of July 27, 2007, through May 31, 2008, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0.

(e)  Audit Committee Pre-Approval Policies and Procedures.

     (1) The Registrant's audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the audit committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

     IV.C.2 Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the I Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

            (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

     IV.C.3 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

            (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         (2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not Applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the registrant's initial fiscal period from the registrant's inception date of July 27, 2007, through May 31, 2008, were $0.

(h)  Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is composed of:
     Randall C. Barnes, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b)  Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant's investment sub-adviser, Guggenheim Partners Asset Management, Inc.

("Guggenheim"). Guggenheim's proxy voting polices and procedures are included as an exhibit hereto.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Guggenheim serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant's portfolio. Guggenheim uses a team approach to manage client portfolios. Day to day management of a client portfolio is conducted under the auspices of Guggenheim's Portfolio Construction Group ("PCG"). PCG's members include the Chief Investment Officer ("CIO") and other key investment personnel. The PCG, in consultation with the CIO, provides direction for overall investment strategy. The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim's strategic and tactical policy directives.

       The following individuals at Guggenheim share primary responsibility for the management of the registrant's portfolio and is provided as of May 31, 2008:

NAME                          SINCE      PROFESSIONAL EXPERIENCE DURING THE LAST FIVE  YEARS
Robert Daviduk, CFA -         2007       Guggenheim Partners Asset Management, Inc.: Managing Director -
Managing Director                        8/06-Present. Formerly, Global Fixed Income Partners, LLC:
                                         Partner - 7/05-8/06; Wells Capital Management: Managing Director -
                                         6/02-6/05.

Scott Minerd - CEO and CIO    2007       Guggenheim Partners Asset Management, Inc.: CEO and CIO - 12/05-Present;
                                         Guggenheim Partners, LLC: Managing Partner - Insurance Advisory -
                                         5/98-Present.

Anne Walsh, CFA, FLMI -       2007       Guggenheim Partners Asset Management, Inc.: Managing Director -
Managing Director                        4/07-Present. Former, Reinsurance Group of America, Inc.: Senior Vice
                                         President and Chief Investment Officer - 5/00-3/07.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of May 31, 2008:

Robert Daviduk:

Type of Account   Number of     Total Assets in       Number of              Total Assets in
                  Accounts      the Accounts          Accounts In            the Accounts
                                                      Which the              In Which the
                                                      Advisory Fee is        Advisory Fee
                                                      Based on               is Based on
                                                      Performance            Performance
Registered        0             0                     0                      0
investment
companies

Other pooled      0             0                     0                      0
investment
vehicles
Other accounts    1             $108,500,012          1                      $108,500,012

Scott Minerd:

Type of Account   Number of     Total Assets in       Number of              Total Assets in
                  Accounts      the Accounts          Accounts In            the Accounts
                                                      Which the              In Which the
                                                      Advisory Fee is        Advisory Fee
                                                      Based on               is Based on
                                                      Performance            Performance
Registered        0             0                     0                      0
investment
companies

Other pooled      0             0                     0                      0
investment
vehicles

Other accounts    4             $25,060,311,988       0                      0

Anne Walsh:

Type of Account   Number of     Total Assets in       Number of              Total Assets in
                  Accounts      the Accounts          Accounts In            the Accounts
                                                      Which the              In Which the
                                                      Advisory Fee is        Advisory Fee
                                                      Based on               is Based on
                                                      Performance            Performance
Registered        0             0                     0                      0
investment
companies
                  0             0                     0                      0
Other pooled
investment
vehicles

Other accounts    4             $6,978,000,540        0                      0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager. They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client's investment guidelines.

Guggenheim may have clients with similar investment strategies. As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim's allocation policy provides that investment decisions must never be based upon account performance or fee structure. Accordingly, Guggenheim's allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time. The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim's investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated. In the event trades are aggregated, Guggenheim's policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client's participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients' portfolio securities in order to achieve best execution for its clients. When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker's services, including execution capability, commission rate, price, financial stability and reliability. Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim's Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction. The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances. In many instances, there may only be one counter-party active in a particular security at a given time. In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates Messrs. Daviduk, Minerd and Ms. Walsh for their management of the registrant's portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts. Guggenheim's staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments. All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Guggenheim portfolio manager as of May 31, 2008:

NAME OF PORTFOLIO MANAGER                               DOLLAR RANGE OF EQUITY
                                                          SECURITIES IN FUND

Robert Daviduk                                                    None

Scott Minerd                                                $10,001-$50,000

Anne Walsh                                                     $1-$10,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)    Proxy Voting Policies and Procedures.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore/Guggenheim Strategic Opportunities Fund

By:      /s/ J. Thomas Futrell
         -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    August 4, 2008

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    August 4, 2008

By:      /s/ Steven M. Hill
         -----------------------------------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    August 4, 2008